PROSPECTUS
DATED MARCH 11, 1996

                                  LIMITED TERM
                                    NEW YORK
                                 MUNICIPAL FUND
--------------------------------------------------------------------------------
     Rochester Portfolio Series is mutual fund consisting of one portfolio, Limited Term New York Municipal Fund (the "Fund"), which has two classes of shares, Class A Shares and Class B Shares. The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the March 11, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Service, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                             [LOGO OppenheimerFunds]

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIESAND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ABOUT THE FUND ...........................................................     2
EXPENSES .................................................................     2
A BRIEF OVERVIEW OF THE FUND .............................................     3
FINANCIAL HIGHLIGHTS .....................................................     5
INVESTMENT OBJECTIVE AND POLICIES ........................................     6
INVESTMENT POLICIES AND STRATEGIES .......................................     6
INVESTMENT CONSIDERATIONS ................................................     9
HOW THE FUND IS MANAGED ..................................................    11
PERFORMANCE OF THE FUND ..................................................    12
ABOUT YOUR ACCOUNT .......................................................    13
HOW TO BUY SHARES ........................................................    13
 Class A Shares ..........................................................    13
 Class B Shares ..........................................................    13
SPECIAL INVESTOR SERVICES ................................................    18
 AccountLink .............................................................    18
 Automatic Withdrawal and Exchange Plans .................................    19
 Reinvestment Privilege ..................................................    19
HOW TO SELL SHARES .......................................................    20
 By Mail .................................................................    20
 By Telephone ............................................................    20
HOW TO EXCHANGE SHARES ...................................................    21
SHAREHOLDER ACCOUNT RULES AND POLICIES ...................................    22
DIVIDENDS, CAPITAL GAINS AND TAXES .......................................    23

ABOUT THE FUND

EXPENSES

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended December 31, 1995.

     [ ] SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," for an explanation of how and when these charges apply.

                                     Class A              Class B
                                     Shares               Shares
                                     -------              -------
Maximum Sales Charge on
 Purchase (as a % of
 offering price) ..................  2.00%(1)             None
Sales Charge on Reinvested
 Dividends ........................  None                 None
Contingent Deferred Sales
 Charge (as a % of the lower
 of the original purchase price
 or redemption proceeds) ..........  None                 2.5% in the
                                                          first year
                                                          declining to
                                                          0% after
                                                          4 years(2)
Exchange Fee ......................  None                 None
Redemption Fee ....................  None                 None

----------

(1) The Fund's maximum sales load on Class A Shares of 2.0% declines to 1.0% on investments of $1,000,000 and over. In addition, the Fund offers several methods by which investors may aggregate purchases to reduce the applicable sales load. These methods include rights of accumulation and letters of intent. See "How to Buy Shares--Buying Class A Shares."

(2) See "How to Buy Shares--Buying Class B Shares" below for more information on the contingent deferred sales charge.

     [ ] ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

                         ANNUAL FUND OPERATING EXPENSES
                      AS A PERCENTAGE OF AVERAGE NET ASSETS

                                        Class A         Class B
                                        Shares          Shares
                                        -------         -------
Management Fees ......................   0.43%           0.43%
12b-1 Distribution Plan Fees(1) ......   0.25%           0.75%
Other Expenses .......................   0.22%           0.22%
Total Fund Operating Expenses (2) ....   0.90%           1.40%

----------

(1) The 12b-1 fees for Class B Shares consist of an asset-based sales charge of 0.50% and a service fee of 0.25%. Although the Fund's Distribution and Service Plan for Class B Shares permits the payment of an asset-based sales charge of up to 0.75% of average daily net assets attributable to Class B Shares per annum, the Board of Trustees has authorized payment of an asset-based sales charge of only 0.50%. See "How to Buy Shares--Buying Class B Shares."

(2) The amounts in the table reflect the Fund's interest expense during the fiscal year ended December 31, 1995. Total Fund Operating Expenses (excluding interest) for Class A Shares and Class B Shares would have been 0.84% and 1.34%, respectively, for the fiscal year ended December 31, 1995. During fiscal 1995, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

         The numbers in the table above are based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A Shares are Service Plan Fees (which are a maximum of 0.25%) and for Class B Shares are Distribution and Service Plan Fees (which are a maximum of 0.25% for the service fee, and an asset-based sales charge of 0.75% but the Board of Trustees has authorized payment of an asset-based sales charge of only 0.50%). These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the above table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. The Total Fund Operating Expenses for Class B Shares are estimates based on amounts that would have been payable if Class B Shares had been outstanding during that fiscal year.

     [ ] EXAMPLES. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                     1 Year   3 Years 5 Years  10 Years(1)
                     ------   ------- -------  -----------
Class A Shares .....   $29      $48     $69       $128
Class B Shares .....   $39      $59     $77       $142

     If you did not redeem your investment, it would incur the following expenses:

                     1 Year   3 Years 5 Years  10 Years(1)
                     ------   ------- -------  -----------
Class A Shares .....   $29      $48     $69       $128
Class B Shares .....   $14      $44     $77       $142

----------

(1) The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B Shares into Class A Shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B Shares, long-term Class B shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B Shares to Class A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares--Class B Shares" for more information.

     These examples show the effect of expenses on an investment. The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A BRIEF OVERVIEW OF THE FUND

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     [ ] WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the investment objective of the Fund will be realized.

     [ ] WHAT DOES THE FUND INVEST IN? The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers

(such as issuers located in Puerto Rico, the Virgin Islands, and Guam), which pay interest that is, in the opinion of the bond counsel to the issuer, exempt from federal income tax and New York State and New York City personal income taxes ("Municipal Obligations"). As a fundamental policy, at least 95% of the Fund's net assets will be invested in Municipal Obligations except when the Manager believes that market conditions would cause serious erosion of portfolio value, in which case assets may be invested temporarily in short-term taxable investments as a defensive measure to preserve net asset value.

     [ ] WHO MANAGES THE FUND? The Fund's investment adviser is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $40 billion in assets at December 31, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager, is primarily responsible for the selection of the Fund's securities. The portfolio manager is Ronald H. Fielding. The Fund's Board of Trustees, which is elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," for more information about the Manager and its fees.

     [ ] HOW RISKY IS THE FUND? All investments carry risks to some degree. The Fund's bond investments are subject to change in their value from a number of factors such as change in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. In addition, as a non-diversified fund, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. While the Manager tries to reduce risks by structuring the Fund's portfolio to include a broad spectrum of municipal securities and by carefully researching securities before they are purchased by the portfolio, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" for a more complete discussion.

     [ ] HOW CAN I BUY SHARES? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" for more details.

     [ ] WILL I PAY A SALES CHARGE TO BUY SHARES? The Fund offers the individual investor two classes of shares. All classes have the same investment portfolio, but different expenses. Class A Shares are offered with a front-end sales charge, starting at 2.00%, and reduced for larger purchases. Class B Shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge if redeemed within 4 years. There is also an annual asset-based sales charge on Class B Shares. Please review "How To Buy Shares" for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     [ ] HOW CAN I SELL MY SHARES? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares". The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares".

     [ ] HOW HAS THE FUND PERFORMED? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices and narrower market indices. Please remember that past performance does not guarantee future results.

                              FINANCIAL HIGHLIGHTS

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1995, is included in the Statement of Additional Information. Class B Shares were not publicly offered during each of the periods shown. Accordingly, information on this class of shares is not included for all years in the table below or in the Fund's other financial statements.

                                                                           Class A                          Class B
                                                    ----------------------------------------------------- ------------
                                                                  Periods Ended December 31,              Period Ended
                                                    -----------------------------------------------------  December 31,
                                                    1995        1994       1993        1992       1991(a)     1995(b)
                                                    -----       -----      -----       -----       -----      -----
Net asset value, beginning of period ..........     $3.15       $3.33      $3.18       $3.07       $3.00      $3.21
                                                    -----       -----      -----       -----       -----      -----
Income from investment operations:
 Net investment income ........................      0.18        0.16       0.17        0.18(e)     0.05       0.11
 Net realized and unrealized gain (loss)
  on investments ..............................      0.13       (0.18)      0.15        0.11        0.07       0.07
Total from investment operations ..............      0.31       (0.02)      0.32        0.29        0.12       0.18
                                                    -----       -----      -----       -----       -----      -----
Less distributions to shareholders from:
 Net investment income ........................     (0.18)      (0.16)     (0.17)      (0.18)      (0.05)     (0.11)
                                                    -----       -----      -----       -----       -----      -----
  Total distributions .........................     (0.18)      (0.16)     (0.17)      (0.18)      (0.05)     (0.11)
                                                    -----       -----      -----       -----       -----      -----
 Net asset value, end of period ...............     $3.28       $3.15      $3.33       $3.18       $3.07      $3.28
                                                    =====       =====      =====       =====       =====      =====
  Total return (excludes sales load) ..........     10.01%      (0.60%)    10.06%       9.45%      17.47%(d)   8.48%(d)
Ratios/Supplemental data:
Net assets, end of period (000 omitted) .......  $567,537    $496,452   $457,860    $150,096     $18,659    $16,415
Ratio of total expenses to average net assets .      0.90%(f)    0.89%      0.89%       0.83%(e)    0.83%(d)    .90%(d)(f)
 Ratio of total expenses (excluding interest)
  to average net assets(c) ....................      0.84%(f)    0.84%      0.86%       0.78%(e)    0.74%(d)    .85%(d)(f)
 Ratio of net investment income to average
  net assets ..................................      5.44%       5.12%      4.94%       5.33%(e)    5.22%(d)   5.21%(d)
 Portfolio turnover rate ......................     22.34%      34.58%     17.08%      59.87%       1.42%     22.34%

----------

(a)  The Fund commenced operations on September 18, 1991.

(b)  For the period from May 1, 1995 (inception of offering) to December 31,
     1995.

(c) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated by bonds purchased with borrowed funds.

(d)  Annualized.

(e) Net of fees waived or reimbursed by Fielding Management Company, Inc., the Fund's previous investment adviser, and Rochester Fund Services, Inc., which amounted to $0.01 per share. Without reimbursement, the ratios would have been 1.14%, 1.09% and 5.02%, respectively.

(f) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 0.89% and 0.83%, respectively, for Class A Shares and 0.89% and 0.84%, respectively, for Class B Shares after including this reduction.

(g) On January 4, 1996, OppenheimerFunds, Inc. acquired substantially all of the assets of Rochester Capital Advisors, L.P. and certain affiliates and was appointed investment adviser to the Fund. Rochester Capital Advisors, L.P. served as investment advisers to the Fund from December 20, 1993 through January 4, 1996.

                            INFORMATION ON BANK LOANS

                                                                                      Periods Ended December 31,
                                                                             -------------------------------------------
                                                                              1995      1994     1993      1992    1991*
                                                                             ------    ------   ------     -----   -----
Bank loans outstanding at end of period (000) .............................  $4,660    $7,797   $  934      $  0      $ 0
Monthly average amount of bank loans outstanding during the period (000) ..  $4,345    $3,070   $1,383      $661      $94
Monthly average number of shares of the Fund outstanding
 during the period (000) .................................................. 163,398   151,481   93,580    23,330    2,461
Average amount of bank loans per share outstanding during the period ......    $.03      $.02     $.01      $.03     $.04

----------

* The Fund commenced operations on September 18, 1991.

INVESTMENT OBJECTIVE AND POLICIES

     OBJECTIVE. The investment objective of the Fund is to seek as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. No assurances can be made, however, that the Fund will achieve its investment objective.

     The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers (such as issuers located in Puerto Rico, the Virgin Islands, and Guam), which pay interest that is, in the opinion of the bond counsel to the issuer, exempt from Federal income tax and New York State and New York City personal income taxes ("Municipal Obligations"). As a fundamental policy, at least 95% of the Fund's net assets will be invested in Municipal Obligations except when the Manager believes that market conditions would cause serious erosion of portfolio value, in which case assets may be invested temporarily in short-term taxable investments as a defensive measure to preserve net asset value.

     CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? Except as otherwise noted, the Fund's investment objective and policies described herein are not designated fundamental policies and may be changed without the vote of shareholders. As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. See the Statement of Additional Information for a more detailed discussion of the Fund's fundamental policies.

INVESTMENT POLICIES AND STRATEGIES

     [ ] MUNICIPAL OBLIGATIONS. The Fund may invest in a variety of Municipal Obligations including municipal notes, municipal bonds and municipal leases. The prices of such fixed income securities fluctuate inversely to the direction of interest rates. Municipal notes are generally used to provide for short-term capital needs and generally have a maturity of one year or less. The municipal notes in which the Fund may invest include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper (also known as municipal paper). Municipal bonds, which meet longer term capital needs, generally have maturities of more than one year. The two principal classifications of municipal bonds in which the Fund may invest are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of the principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds ("IDBs") are a specific type of revenue bond backed by the credit and security of a private user. The Fund will purchase IDBs only to the extent that they pay interest which continues to be tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code") (although the interest may constitute a tax preference item for purposes of the federal alternative minimum tax). See "Dividends, Capital Gains and Taxes." Investments in tax-exempt lease obligations, which are commonly referred to as "municipal leases," involve additional risk factors which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. See "Investments in Illiquid Securities." The Statement of Additional Information describes the Municipal Obligations in which the Fund may invest in greater detail.

     [ ] CREDIT QUALITY. The Fund invests at least 95% of its net assets which are invested in municipal Obligations in investment grade Municipal Obligations defined as follows: (1) obligations which are backed by the full faith and credit of the U.S. government; (2) short-term tax exempt notes which are rated investment grade by a nationally recognized statistical rating organization ("NRSRO"); (3) municipal bonds which are rated investment grade by an NRSRO; (4) tax-exempt commercial paper which is rated investment grade by an NRSRO; (5) Municipal Obligations which, although unrated, are issued by an entity which has obligations outstanding that meet one of the foregoing rating requirements; (6) Municipal Obligations which are backed by a letter of credit or guarantee of a bank or other institution which has outstanding securities that meet one of the foregoing rating requirements; or (7) Municipal Obligations which, although unrated, are determined by the Manager to be of comparable investment quality to rated securities meeting the foregoing rating criteria.

     The remaining 5% of the Fund's net assets, which are invested in Municipal Obligations, may be invested in tax-exempt obligations which are rated below investment grade or unrated and of comparable quality to such lower-rated securities. In no case will the Fund purchase a security with a rating of below Ba by Moody's Investors Service, Inc. ("Moody's"), BB by Standard & Poor's ("S&P" or "Standard & Poor's") or BB by Fitch Investors Service, Inc. ("Fitch") at the time of purchase or an unrated security which, in the opinion of the Manager, is of comparable quality to rated securities below such ratings. For a description of such ratings, see Appendix A to the Statement of Additional Information.

     [ ] VARIABLE RATE OBLIGATIONS. The Fund may invest in variable rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Variable rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when such known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments, which diminishes the risk of capital depreciation of portfolio investments and the Fund's shares; but this also means that should interest rates decline, the yield of the Fund will decline and the Fund and its shareholders will forego the opportunity for capital appreciation of its portfolio investments and of their shares. Variable rate obligations with demand periods greater than seven days may be determined to be liquid by the Fund's Board of Trustees. Variable rate instruments in which the Fund may invest include participation interests purchased from banks in variable rate tax-exempt Municipal Obligations (expected to be concentrated in IDBs owned by banks). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. The Fund will only invest in such participation interests to the extent that an opinion of issuer's counsel supports the characterization of interest on such securities as tax-exempt.

     [ ] WHEN-ISSUED PURCHASES. The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value of a security at delivery may be more or less than the purchase price. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high grade marketable debt securities having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund will mark the "when issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. Securities purchased on a "when-issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.

     [ ] MATURITY GUIDELINES. The Fund intends to invest primarily in a portfolio of investment grade Municipal Obligations with a dollar weighted average effective maturity of five years or less. In maintaining this average, the Fund may purchase individual bonds with effective maturities of more or less than five years.

     The effective maturity of bonds in the portfolio may lengthen if market interest rates increase or shorten if market interest rates decrease. Increasing market interest rates can cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions. At any time that the average effective maturity of the portfolio exceeds five years, the Fund will not purchase bonds with effective maturities exceeding five years. The Fund may also take prudent steps to reduce the average effective maturity of the portfolio to five years or less, including selling bonds with effective maturities exceeding five years and purchasing bonds with effective maturities of less than five years.

     A bond's effective maturity may be shorter than its stated maturity as a result of differences between its coupon or accretion rate and current market interest rates, callability and call price, scheduled sinking fund payments and anticipated prepayments, as well as other factors. In computing the Fund's average maturity, the Fund intends to use effective maturity dates to the extent that a particular bond is evaluated for pricing and trading purposes in the marketplace to a date which is shorter than the bond's stated maturity. This date may represent a mandatory put, prerefunded call date, optional call date, or the average life to which the bond is priced. Bonds with a variable coupon rate or anticipated principal prepayments may be assigned an effective maturity which is shorter than a stated call date, put date, or average life to properly reflect the reduced price volatility of such bonds.

     Bonds which are evaluated for pricing and trading purposes to a maturity date which is shorter than the stated maturity date possess price volatility characteristics which make them substantially similar to bonds with stated maturity dates identical to the effective maturity date.

     [ ] TEMPORARY INVESTMENTS. From time to time when, due to adverse factors, market conditions could cause serious erosion of portfolio value, the Fund may invest up to 20% of its assets in taxable short-term investments as a defensive measure to preserve net asset value. Distributions by the Fund of interest earned from such taxable investments will be taxable to investors as ordinary income unless such investors are otherwise exempt from taxation. The Fund may invest on a temporary basis up to 5% of its assets in other investment companies which have a similar objective of obtaining income exempt from federal income tax and New York State and New York City personal income taxes. Such investing involves duplication of expenses similar to the Fund's by the other investment companies involved.

     [ ] INDUSTRIAL REVENUE BONDS. The Fund may also invest more than 25% of its assets in industrial revenue bonds, and may invest more than 25% of its assets in Municipal Obligations backed by letters of credit or guarantees issued by banks or other financial institutions. See "Concentration in New York Municipal Securities."

     [ ] ZERO COUPON SECURITIES. The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount of par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's tax-free income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

     [ ] INVESTMENTS IN ILLIQUID SECURITIES. The Fund may purchase securities in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities.

     Such investments may include municipal lease obligations or installment purchase contract obligations (herein collectively called "municipal leases") of municipal authorities or entities. Municipal leases generally involve a lease-purchase agreement which is, technically, not a lease, but rather an installment purchase. The Fund may invest up to 15% of the value of its net assets in such municipal leases. Investments in tax-exempt municipal leases which have received an investment grade rating from an NRSRO and which have been determined to be liquid by the Manager are excluded from the 15% limitation on investments in municipal leases. However, unrated or illiquid municipal leases are subject to the overall 15% limitation on investments in Illiquid Securities which may be made by the Fund.

     Investment in tax-exempt lease obligations presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition to the risk of "non-appropriation," municipal lease obligations may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Investment in municipal leases will be subject to the 15% limitation unless the lease has received an investment grade rating from an NRSRO, and the particular municipal lease is determined to be liquid by the Manager. The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a municipal lease obligation. See the Statement of Additional Information for a description of the guidelines which will be utilized by the Manager in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood as to whether the lease will be cancelled.

     [ ] BORROWING FOR INVESTMENT PURPOSES. As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 10% of its total assets to purchase additional securities. Borrowing for investment purposes increases both investment opportunity and investment risk. The Investment Company Act of 1940 (the "Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce borrowings. Leveraging, or the purchase of securities with borrowed funds, may exaggerate any increase or decrease in the market value of the Fund's portfolio securities. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

     Except as otherwise noted, the Fund's investment objective and policies described herein are not designated fundamental policies and may be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Act). As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. See the Statement of Additional Information for a more detailed discussion of the Fund's fundamental policies.

     [ ] OTHER INVESTMENT TECHNIQUES AND STRATEGIES. The Fund may also use the additional investment techniques and strategies described in the Fund's Statement of Additional Information which contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

INVESTMENT CONSIDERATIONS

     [ ] CONCENTRATION IN NEW YORK MUNICIPAL SECURITIES. Because the Fund, as a fundamental policy, will invest at least 95% of its assets in obligations of New York State, its municipalities, agencies and instrumentalities ("New York Municipal Securities"), it is more susceptible to factors affecting the State of New York than is a comparable bond fund whose investments are not concentrated in the obligations of issuers located in a single state. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Investment Considerations/Risk Factors: New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.

[ ] CREDIT QUALITY. In general, the assets of the Fund will be invested so that at least 95% of the Fund's assets will consist of tax-exempt securities. Shareholders will not be subject to regular federal income tax on distributions of tax-exempt income on such securities. The interest on certain private activity bonds, (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, constitute a preference item for taxpayers in determining their alternative minimum tax liability under the Code, and, as such, may be subject to the alternative minimum tax. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is tax-exempt for regular tax purposes pursuant to the Code.

     The Fund will invest at least 95% of its assets in Municipal Obligations which are investment grade quality as defined herein. Such Municipal Obligations may include those rated in the lowest categories of investment grade ratings (e.g., those rated "BBB" by Standard & Poor's or "Baa" by Moody's). Municipal Obligations in such categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for Municipal Obligations in the higher rated categories. Because 5% of the Fund's assets which are invested in tax-exempt securities may be invested in securities which are rated below the lowest investment grade categories or in securities which are unrated but comparable quality, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, structuring the portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and the financial markets.

     [ ] BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes increases both investment opportunity and investment risk. Leveraging, as the purchase of municipal securities with borrowed funds, may exaggerate any increase or decrease in the market value of the Fund's portfolio securities. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings. In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

     [ ] LIQUIDITY AND VALUATION. Unrated securities (including those that the Manager believes are of equivalent quality to rated investment grade securities), lower rated securities (restricted to 5% of the Fund's net assets) and securities in which the Fund has a substantial ownership interest are subject to greater liquidity and valuation risks. In general, such securities are not as liquid as securities for which there are active secondary trading markets. Reduced liquidity may have an adverse impact on the market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a particular economic event, such as the deterioration in the credit worthiness of the issuer. Reduced liquidity for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these securities are obtained from pricing services and pricing grids which factor in coupons, maturities, credit quality, liquidity and other factors. When there are no readily available market quotations, such values are determined in good faith by the Board of Trustees and may be based upon factors other than actual sales.

     [ ] NON-DIVERSIFICATION. The Fund expects that it normally will invest in a substantial number of issuers;

however, as a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. The Fund's ability to invest a greater proportion of its assets in the securities of a smaller number of issuers may enhance the Fund's ability to achieve capital appreciation, but may also make the Fund more susceptible to any single economic, political or regulatory occurrence. However, as of the last day of each fiscal quarter, the Fund generally will be required to meet certain tax-related diversification requirements, which would restrict, to some degree, the amount of the securities of any one issuer that the Fund could hold.

HOW THE FUND IS MANAGED

     ORGANIZATION AND HISTORY. Rochester Portfolio Series was organized in 1991 as a Massachusetts business trust consisting of one portfolio, the Fund. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has two classes of shares, Class A and Class B. Both Classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different from the other class. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

     THE MANAGER AND ITS AFFILIATES. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     [ ] PORTFOLIO MANAGER. The Portfolio Manager of the Fund is Ronald H. Fielding. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in 1991. Mr. Fielding is Vice President of the Fund and has also served as an officer and director of the Fund's previous investment advisers and their affiliates.

     [ ] FEES AND EXPENSES. Under the Investment Advisory Agreement, the Fund pays the Manager an annual fee, payable monthly, of 0.50% of its average daily net assets up to $100 million, 0.45% of its average daily net assets on the next $150 million, 0.40% of its average daily net assets in excess of $250 million but less than $2 billion and 0.39% of its average daily net assets in excess of $2 billion. The Fund's management fee for its last fiscal year was 0.43% of average annual net assets for both Class A and Class B Shares.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders.

However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in securities of the Fund. Municipal Obligations and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price and the execution capabilities of the dealers are comparable, the sale of shares of the Fund may be taken into consideration as a factor in the selection of dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve the payment of brokerage commissions. The cost of securities transactions of the Fund primarily consists of paying dealer or underwriter spreads.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     [ ] THE DISTRIBUTOR. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

     [ ] THE TRANSFER AGENT. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

PERFORMANCE OF THE FUND

     EXPLANATION OF PERFORMANCE TERMINOLOGY. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield" "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     [ ] TOTAL RETURNS. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A Shares, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B Shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. They may also be shown based on the change in net asset value, without including the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.

     [ ] YIELD. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A Shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B Shares do not reflect the deduction of the contingent deferred sales charge.

     For additional information regarding calculation of yield, tax-equivalent yield and total return, see "Performance of the Fund" in the Statement of Additional Information. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders, which may be obtained upon request at no charge.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

     CLASSES OF SHARES. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     [ ] CLASS A SHARES. If you buy Class A Shares, you pay an initial sales charge on investments. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

     [ ] CLASS B SHARES. If you buy Class B Shares, you pay no sales charge at the time of purchase, but if you sell your shares within four years of buying them, you will normally pay a contingent deferred sales charge, that varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.

     WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     The decision as to which class of Shares provides a more suitable investment for an investor depends on a number of factors, including the amount invested and the intended length of investment. Investors making large investments, thus qualifying for a reduced sales charge, might consider Class A Shares. Investors who prefer that 100% of their purchase be invested immediately, or who want to spread the sales charge payment over time, might consider Class B Shares. Orders for Class B Shares for $500,000 or more will be declined because the investor would not realize the economies of scale available to them through a similar investment in Class A Shares. For more information about these sales arrangements, contact your investment dealer or the Transfer Agent.

     [ ] ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Because some account features may not be available to Class B shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B Shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

     [ ] HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A Shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

     HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans: With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     [ ] HOW ARE SHARES PURCHASED? You can buy shares several ways--through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the Oppenheimer funds AccountLink service. When you buy shares, be sure to specify Class A or Class B. If you do not choose, your investment will be made in Class A Shares.

     [ ] BUYING SHARES THROUGH YOUR DEALER. Your dealer will place your order with the Distributor on your behalf.

     [ ] BUYING SHARES THROUGH THE DISTRIBUTOR. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     [ ] BUYING SHARES THROUGH OPPENHEIMERFUNDS ACCOUNTLINK. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     [ ] ASSET BUILDER PLANS. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     [ ] AT WHAT PRICE ARE SHARES SOLD? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

     BUYING CLASS A SHARES. Class A Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                         Front End        Front End        Commission
                       Sales Charge     Sales Charge          as a
                           as a             as a           Percentage
                       Percentage of    Percentage of     of Offering
Amount Of Purchase    Offering Price   Amount Invested       Price
------------------    --------------   ---------------    -----------
Less than $100,000 ......  2.00%           2.04%             1.75%
$100,000 or more but
less than $500,000 ......  1.60%           1.63%             1.40%
$500,000 or more but
less than $1,000,000 ....  1.30%           1.32%             1.10%
$1,000,000 and over .....  1.00%           1.01%             0.80%

     The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     [ ] SPECIAL ARRANGEMENTS WITH DEALERS. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

     REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASES. You may be eligible to buy Class A Shares at reduced sales charge rates in one or more of the following ways:

     [ ] RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you and your spouse can add together Class A and Class B Shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Additionally, you can add together current purchases of Class A and Class B Shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A Shares. You can also count Class A and Class B Shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A Shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     [ ] LETTER OF INTENT. Under a Letter of Intent, you may purchase Class A Shares or Class A Shares and Class B Shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A Shares. The total amount of your intended purchases of both Class A and Class B will determine the reduced sales charge rate for the Class A Shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     [ ] WAIVERS OF CLASS A SALES CHARGES. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     WAIVERS OF INITIAL SALES CHARGES FOR CERTAIN PURCHASERS. Class A Shares purchased by the following investors are not subject to any Class A sales charges:

     { ] the Manager or its affiliates;

     { } present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     { } registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     { } dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     { } employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     { } dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor or the Fund providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund Shares);

     { } dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services; or

     { } trust companies and bank trust departments for funds held in fiduciary, agency, custodial or simiar capacity.

     WAIVERS OF INITIAL SALES CHARGES IN CERTAIN TRANSACTIONS. Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

     { } shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     { } shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

     { } shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     [ ] SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A Shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A Shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A Shares and to reimburse itself for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A Shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A Shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

     BUYING CLASS B SHARES. Class B Shares are sold at net asset value per share without an initial sales charge. However, if Class B Shares are redeemed within 4 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B Shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 4 years, and (3) shares held the longest during the 4-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B Sales Charges" below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                        Contingent Deferred
Years Since Beginning                     Sales Charge on
 of Month in Which                      Redemptions in that
  Purchase Order                        Year (as of Amount
   Was Accepted                         Subject to Charge)
---------------------                   -------------------
      0-1 .............................        2.50%
      1-2 .............................        2.00%
      2-3 .............................        1.50%
      3-4 .............................        1.00%
      4 and following .................         None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     [ ] AUTOMATIC CONVERSION OF CLASS B SHARES. 72 months after you purchase Class B Shares, those shares will automatically convert to Class A Shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B Shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B Shares convert, any other Class B Shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A Shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements--Class A Shares and Class B Shares" in the Statement of Additional Information.

     [ ] DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES. The Fund has adopted a Distribution and Service Plan for Class B Shares to compensate the Distributor for distributing Class B Shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.50% per year on Class B Shares that are outstanding for 4 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B Shares, determined as of the close of each regular business day. Although the terms of the Distribution and Service Plan permit the Fund to pay an "asset-based sales charge" of up to 0.75% per annum of the average daily net assets attributable to Class B Shares, the Board of Trustees has approved payment of an "asset-based sales charge" of up to only 0.50% per annum of the average daily net assets attributable to Class B Shares. The asset-based sales charge and service fee as currently in effect increase Class B expenses by 0.75% of average net assets per year.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B Shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B Shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class B Shares before the Plan was terminated. The asset-based sales charge allows investors to buy Class B Shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B Shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B Shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B Shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 2.00% (including a prepaid service fee of 0.25%) of the purchase price to dealers from its own resources at the time of sale.

     The Distributor's actual expenses in selling Class B Shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class A and Class B Shares. Therefore, those expenses may be carried over and paid in future years. At December 31, 1995, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $275,099 (equal to 1.71% of the Fund's net assets represented by Class B Shares on that date), which have been carried over into the present Plan year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

     [ ] WAIVERS OF CLASS B SALES CHARGE. The Class B contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B Shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     WAIVERS FOR REDEMPTIONS OF SHARES IN CERTAIN CASES. The Class B contingent deferred sales charge will be waived for redemptions of shares in the following cases:

     { } Following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     { } shares sold to the Manager or its affiliates;

     { } shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     { } shares issued in plans of reorganization to which the Fund is a party; and

     { } shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

         ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electroni-cally between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     [ ] USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     [ ] PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     { } Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     { } Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     { } Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

     AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

     [ ] AUTOMATIC WITHDRAWAL PLANS. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     [ ] AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

     REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B Shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A or B Shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A Shares that you purchased subject to an initial sales charge and to Class A or Class B Shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

HOW TO SELL SHARES

     You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     [ ] CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE.To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     { } You wish to redeem more than $50,000 worth of shares and receive a check

     { } The redemption check is not payable to all shareholders listed on the account statement

     { } The redemption check is not sent to the address of record on your account statement

     { } Shares are being transferred to a Fund account with a different owner or name, or

     { } Shares are redeemed by someone other than the owners (such as an Executor)

     [ ] WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

         SELLING SHARES BY MAIL. Write a "letter of instructions" that includes:

     { } Your name

     { } The Fund's name

     { } Your Fund account number (from your account statement)

     { } The dollar amount or number of shares to be redeemed

     { } Any special payment instructions

     { } Any share certificates for the shares you are selling

     { } The signatures of all registered owners exactly as the account is registered, and

     { } Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address      Send courier or Express Mail
for requests by mail:          requests to:
-------------------------      ----------------------------
OppenheimerFunds Services      OppenheimerFunds Services
P.O. Box 5270                  10200 E. Girard Avenue,
Denver, Colorado 80217          Building D
                               Denver, Colorado 80231

     SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     { } To redeem shares through a service representative, call 1-800-852-8457

     { } To redeem shares automatically on PhoneLink, call 1-800-533-3310

Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     [ ] TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     [ ] TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

     SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for additional information. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.

     { } Shares of the fund selected for exchange must be available for sale in your state of residence

     { } The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

     { } You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

     { } You must meet the minimum purchase requirements for the fund you purchase by exchange

     { } Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A Shares of this Fund only for Class A Shares of another fund. At present, not all of the Oppenheimer funds offer Class B Shares. If a fund has only one class of shares that does not have a class designation, they are "Class A Shares" for exchange purposes. A list showing which funds offer which classes can be obtained by calling the Transfer Agent at 1-800-525-7048.

     The following limitations apply to exchanges of shares of the Fund:

     (1) Upon the exchange of Class A Shares of the Fund for Class A Shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for Class A Shares of the Fund unless the original exchange involved an exchange into Class A Shares of one of the following funds: Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Rochester Fund Municipals.

     (2) Upon the exchange of Class A Shares of the Fund for Class A Shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for Class A Shares of Rochester Fund Municipals unless the original exchange involved an exchange into Class A Shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves.

     (3) Upon the exchange of Class B Shares of the Fund for Class B Shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for Class B Shares of the Fund unless the original exchange involved an exchange into Class B Shares of Oppenheimer Cash Reserves.

     Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details. Exchanges may be requested in writing or by telephone:

     [ ] WRITTEN EXCHANGE REQUESTS. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     [ ] TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should beaware of:

     { } Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     { } Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     { } The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     { } If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

SHAREHOLDER ACCOUNT RULES AND POLICIES

     [ } NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

     These procedures are described more completely in the Statement of Additional Information.

     [ ] THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     [ ] TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     [ ] THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     [ ] REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     [ ] DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     [ ] THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A and Class B. Therefore, the redemption value of your shares may be more or less than their original cost.

     [ ] PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     [ ] INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     [ ] "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     [ ] THE FUND DOES NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A and Class B.

     [ ] TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

DIVIDENDS, CAPITAL GAINS AND TAXES

     There are two types of distributions which the Fund may make to its shareholders, income dividends and capital gain distributions. Distributions paid by the Fund with respect to Class A Shares likely will be greater than those paid with respect to Class B Shares because expenses attributable to Class B Shares generally will be higher.

     [ ] INCOME DIVIDENDS. The Fund receives income in the form of interest paid by its investments. This income, less the expenses incurred in the Fund's operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid monthly. Investors earn such dividends beginning on the day payment for Shares is received to the day prior to the settlement date of redemption. For federal tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gain, is taxed as an income dividend under the Code.

     [ ] CAPITAL GAIN DISTRIBUTIONS. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held for more than one year, it has a net long term capital gain. After deduction of the amount of any net short term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

     Because the value of Fund Shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of Fund Shares equal to the amount of the distribution.

     All dividends and capital gain distributions are paid in additional full and fractional Shares at net asset value for each shareholder's account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution. Income dividends and capital gain distributions will be credited to a shareholder's account in additional shares valued at the closing net asset value (without a sales load).

     In certain circumstances, dividends received from the Fund may cause a portion of Social Security benefits to be subject to federal income tax. See the Statement of Additional Information.

     [ ] DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     { } REINVEST ALL DISTRIBUTIONS IN THE FUND. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     { } REINVEST LONG-TERM CAPITAL GAINS ONLY. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     { } RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     { } REINVEST YOUR DISTRIBUTIONS IN ANOTHER OPPENHEIMER FUND ACCOUNT. You can reinvest all distributions in another Oppenheimer fund account you have established.

TAXES

     [ ] TAXATION OF THE FUND. During the taxable year ended December 31, 1995, the Fund qualified for treatment as a regulated investment company under Subchapter M of the Code. The Fund intends to continue to so qualify for future taxable years. The Fund intends to avoid incurring liability for federal income tax on its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), and a 4% federal excise tax on certain undistributed income and gains, by distributing all of that income and gains and by meeting other applicable requirements of the Code.

     [ ] TAXATION OF SHAREHOLDERS. By meeting certain requirements of the Code, including the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code, the Fund intends to continue to qualify to pay "exempt-interest" dividends to its shareholders. Exempt-interest dividends designated as such by the Fund may be excluded from a shareholder's gross income for federal income tax purposes. To the extent dividends are derived from earnings on interest attributable to obligations of New York State and its political subdivisions, Puerto Rico, or other U.S. possessions, they also will be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes.

     Although exempt-interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividends which is derived from interest on certain "private activity" bonds will give rise to a tax preference item which could subject a shareholder to, or increase a shareholder's liability under, the federal alternative minimum tax, depending on the shareholder's individual tax situation.

     To the extent dividends are derived from options trading, temporary taxable investments, an excess of net short-term capital gain over net long-term capital loss or accretion of market discount, those dividends are taxable as ordinary income for federal income tax purposes whether a shareholder has elected to receive dividends in cash or additional Fund Shares. Such dividends will not qualify for the dividends-received deduction for corporations. Interest on indebtedness incurred or continued to purchase or carry Shares of the Fund is not deductible to the extent the Fund's distributions consist of exempt-interest dividends. Distributions, if any, of net capital gain, when designated as such, will be treated as long-term capital gains by each shareholder regardless of the length of time the shareholder has owned Fund Shares and whether the shareholder received them in cash or additional Fund Shares.

     Information as to the tax status of Fund distributions will be provided annually including information as to which portions are taxable or tax-exempt. In addition, information will be provided annually identifying the portion of exempt-interest dividends that constitutes a preference item for shareholders in determining their liability for the alternative minimum tax. Shareholders who have not been in the Fund for a full taxable year may get distributions of income and/or capital gains which are not equivalent to the actual amount applicable to the period for which they have held shares.

     The Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds (including any applicable CDSC) payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.

     Up to 85% of a Social Security recipient's benefits may be included in federal gross income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described above; it is only included in the calculation of whether a recipient's Social Security benefits are to be included in gross income.

     A redemption of Fund Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed Shares (which normally includes any sales load paid). An exchange of Fund Shares for shares of another Oppenheimer fund generally will have similar tax consequences.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders--see the Statement of Additional Information for a further discussion--and is not intended to be a substitute for careful tax planning. There may be tax considerations involved with the automatic conversion of Class B Shares to Class A Shares--see Conversion of Class B Shares for further information. There may also be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's distributions may be wholly or partly taxable under state and/or local laws other than New York State and New York City. PROSPECTIVE INVESTORS THEREFORE ARE URGED TO CONSULT THEIR OWN TAX ADVISORS.

[LOGO]

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Independent Auditors
Price Waterhouse LLP
1900 Chase Square
Rochester, New York 14604-1984

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-5891

No dealer, salesperson or another person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

[LOGO OppeimerFunds}





            LIMITED TERM
            NEW YORK
            MUNICIPAL FUND

            PROSPECTUS DATED
            MARCH 11, 1996

            350 LINDEN OAKS
            ROCHESTER, NY 14625


            [LOGO OppeimerFunds}

                      LOGO       OPPENHEIMER FUNDS.



ROCHESTER PORTFOLIO SERIES-LIMITED TERM NEW YORK MUNICIPAL FUND

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048

Statement of Additional Information dated March 11, 1996

     This Statement of Additional Information of Rochester Portfolio Series-Limited Term New York Municipal Fund (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated March 11, 1996. It should be read together with the Prospectus, which may be obtained by writing to OppenheimerFunds Services, the Fund's Transfer Agent, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

TABLE OF CONTENTS
                                                                         PAGE

ABOUT THE FUND
Investment Objective and Policies .....................................    2
     Investment Policies and Strategies ...............................    2
     Other Investment Techniques and Strategies .......................    6
     Investment Considerations/Risk Factors ...........................    7
     Other Investment Restrictions ....................................   17
How the Fund is Managed ...............................................   18
     Organization and History .........................................   18
     Trustees and Officers of the Fund ................................   19
     The Manager and Its Affiliates ...................................   24
Brokerage Policies of the Fund ........................................   26
Performance of the Fund ...............................................   27
Distribution and Service Plans ........................................   31

ABOUT YOUR ACCOUNT
How to Buy Shares .....................................................   33
How to Sell Shares ....................................................   39
How to Exchange Shares ................................................   43
Dividends, Capital Gains and Taxes ....................................   44
Additional Information About the Fund .................................   47

FINANCIAL INFORMATION ABOUT THE FUND
Financial Statements ..................................................   49
Independent Auditors' Report ..........................................   68

Appendix A:  Description of Municipal Securities Ratings ..............  A-1

ABOUT THE FUND


INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT POLICIES AND STRATEGIES. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade Municipal Obligations as defined below and in the Prospectus with a dollar weighted average effective maturity of five years or less. There can be no assurance that the investment objective of the Fund will be realized.

The Fund seeks to achieve its objective by investing primarily in a portfolio of obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands, and Guam, which pay interest which, in the opinion of the bond counsel to the issuer, is exempt from federal income tax and New York State, and New York City personal income taxes ("Municipal Obligations").

The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See Dividends, Capital Gains and Taxes. In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     MUNICIPAL OBLIGATIONS

     -- MUNICIPAL BONDS. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

     -- GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     -- REVENUE BONDS. Revenue Bonds are not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

     -- INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

     -- MUNICIPAL NOTES. Municipal notes generally fund short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

     -- TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     -- REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     -- BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     -- MISCELLANEOUS, TEMPORARY AND ANTICIPATORY INSTRUMENTS. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

     -- CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase Construction Loan Notes that are subject to permanent GNMA or bank purchase commitments.

     -- TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     -- MUNICIPAL LEASES. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an " abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is ever required.

     Investments in Municipal Leases will be subject to the Fund's 15% limit on investments in Illiquid Securities unless, in the judgment of OppenheimerFunds, Inc. ("the Manager"), a particular Municipal Lease is liquid. The Board of Trustees has adopted guidelines to be utilized by the Adviser in making determinations concerning the liquidity and valuation of a municipal lease obligation. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property.

     -- NEW FORMS OF MUNICIPAL OBLIGATIONS. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its prospectus to reflect such evolution prior to investing.

     -- DEFINITION OF ISSUER. For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

     If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES

     -- STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."

     -- WHEN-ISSUED SECURITIES. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitment for when-issued securities.

     -- OPTIONS TRANSACTION. The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's net assets will be invested in options transactions.

     Unless otherwise noted, the foregoing investment objectives and policies are not designated as fundamental policies within the meaning of the Investment Company Act.

INVESTMENT CONSIDERATIONS/RISK FACTORS

     -- CONCENTRATION OF INVESTMENTS IN NEW YORK STATE MUNICIPAL SECURITIES

As explained in the Prospectus, the Fund is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Fund concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available information, and official statements relating to offerings of New York issuers of Municipal Securities on or prior to January 24, 1996 with respect to offering of the State and December 21, 1995 with respect to offering of New York City, and no representation is made as to the accuracy of such information.

     During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Fund invests.

NEW YORK CITY

     General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, the City's current four-year financial plan assumes that economic growth will slow in 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

     For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") and the City's 1995 fiscal year results are projected to be balanced in accordance with GAAP. For fiscal year 1995, the City has adopted a budget which has halted the trend in recent years of substantial increases in City spending from one year to the next. The adopted budget for the fiscal year 1996 reduces City-funded spending for the second consecutive year. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan", "Financial Plan" or "City Plan"). On November 29, 1995, the City submitted to the Control Board the Financial Plan for the 1996-1999 fiscal years, which is a modification to a financial plan submitted to the Control Board on July 11, 1995 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York.

     The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the current downturn in the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform.

     Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $11 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     1996-1999 Financial Plan. The July Financial Plan projected revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The July Financial Plan set forth actions to close a previously projected gap of approximately $3.1 billion in the 1996 fiscal year. The gap-closing actions for the 1996 fiscal year include agency actions, including productivity savings and savings from restructuring the delivery of City services; service reductions; the sale of delinquent real property tax receivables; reduced debt service costs, resulting from refinancings and other actions; proposed increased Federal assistance; proposed increased State aid; and various revenue actions.


     The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997 through 1999 years, respectively. These projections take into account expected increases in Federal and State assistance. The projections for the 1996 through 1999 fiscal years assume (i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the City's unions; (ii)
$200 million of additional anticipated State aid and $75 million of additional anticipated Federal aid in each of the 1997 through 1999 fiscal years; (iii) that the New York City Health and Hospitals Corporation ("HHC") and the Board of Education will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenues as a result of the increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority; and (vi) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which could result in caps on, or block grants of, Federal Programs.

     Various actions proposed in the Financial Plan are subject to approval by the Governor and the State Legislature, the City's municipal unions and the Federal government. No assurance can be given that such actions will in fact be taken or that the savings that the City projects will result from these actions will be realized. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

     The Financial Plan reflects certain cost and expenditure increases including increases in salaries and benefits paid to City employees pursuant to certain collective bargaining agreements. In the event of a collective bargaining impasse, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

     Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligations bonds from A-to BBB+ and removed City bond from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bond A-. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

     Outstanding Net Indebtedness. As of June 30, 1995, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term debt.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-1996 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its government and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Plan. As of June 30, 1994, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.6 billion.

NEW YORK STATE

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.

     Recent Developments. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and State's economy recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

     The 1995-1996 New York State Financial Plan (the "State Plan") is based on projections that the State's economy is expected to expand during 1995, but that there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level.

     Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The 1995-96 Fiscal Year. The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1995-96 fiscal year. The State Plan projected General Fund receipts and transfers from other funds at $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year, and disbursements and transfers to other funds at $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

     The State issued the first of the three required quarterly updates to the State Plan on July 28, 1995 (the "First Quarter Update"). The First Quarter Update projected a continued balance in the State's 1995-96 Financial Plan and incorporated few revisions to the Plan.

     The State issued its second quarterly update to the State Plan (the "Mid-Year Update") on October 26, 1995. The Mid-Year Update projected continued balance in the State's 1995-96 Financial Plan with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The State also updated its forecast of national and State economic activity through the end of calendar year 1996. The national economic forecast remained basically unchanged from the initial forecast on which the original 1995-96 State Financial Plan was based, while the State economic forecast was marginally weaker.

     The State revised the State Plan on December 15, 1995 in conjunction with the release of the Executive Budget for the 1996-97 fiscal year. The State Plan continues to project a balanced General Fund with reductions in projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. The largest single change in these estimates in attributable to the lag in achieving $50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year. Projected General Fund disbursements also are reduced by a total of $73 million. The revisions reflect re-estimates based on actual results through November 1995, the largest of which is a reduction of $70 million in projected costs for income maintenance.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain state programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     The 1996-97 Fiscal Year (Executive Budget Forecast. The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995 (the "1996-97 Financial Plan"). The Executive Budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years. The 1996-97 Financial Plan projects a continued balance in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. The Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan, including projections of (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the federal Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs.

     The Governor has submitted several amendments to the Executive Budget. The net impact of the amendments leaves unchanged the total estimated amount of the General Fund spending in 1996-97, which continues to be projected at $31.22 billion.

     To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal year. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's action will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1996-97 or in future fiscal years. The Executive Budget contains projections of a potential imbalance in the 1997-98 fiscal years of $1.44 billion and in the 1998-99 fiscal year of $2.47 billion, assuming implementation of the Executive Budget recommendations. It is expected that the Governor will propose to close these budget gaps with further spending reductions.

     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in the State. For example, various proposals relating to federal tax and spending policies, such as changes to federal treatment of capital gains which would flow through automatically to the State personal income tax and changes affecting the federal share of Medicaid, could, if enacted, have a significant impact on the State's financial condition in 1996-97 and in future fiscal years.

     Composition of State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

     Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bond and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAG's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The State Plan includes no spring borrowing nor did the 1994-1995 State Financial Plan, which was the first time in 35 years there was no short-term borrowing.

     Authorities. The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion as of September 30, 1994.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years.

     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. There are certain statutory arrangements that provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on July 13, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 3, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

     General Obligation Debt. As of March 31, 1995, the State had approximately $5.181 billion in general obligation bonds, excluding refunding bonds, and $149 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $793.3 million for the 1994-95 fiscal year and are estimated to be $774.4 million for the State's 1995-96 fiscal year, not including interest on refunding bonds to the extent that such interest is to be paid from escrowed funds.

     Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter.

     The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-96 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-1996 State Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $676 million.

     In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1995-96 fiscal year or thereafter.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     -- MANAGEMENT OF CREDIT RISK. Because 5% of the Fund's assets may be invested in securities which are rated below the lowest investment grade categories, as rated by a nationally recognized statistical rating organization ("NRSRO"), and because a substantial portion of its assets may be invested in securities which are unrated, but which are, in the opinion of the Manager, comparable in quality to investment grade securities, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets and by structuring the Fund's portfolio to include a broad spectrum of municipal securities.



     Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. As an operational policy, however, the Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

     -- DEFAULT. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions may not be tax-exempt.

     -- LIQUIDITY AND VALUATIONS. The Fund may from time to time, purchase securities which have a rating which is less than investment grade or securities for which there is no regular trading market. The market values of such securities tend to reflect individual developments affecting the issuer to a greater extent than do higher rated or more liquid securities, which react primarily to fluctuation in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities or securities for which there is a regular trading market. A portion of these fixed income securities are considered by S&P and Moody's, on balance, to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Securities rated BBB or Baa by S&P or Moody's are considered to be speculative with respect to their ability to timely make principal and interest payments. It is possible that the Fund may be required to liquidate such securities at an inopportune time, thus having a possible adverse affect on the Fund's performance.

OTHER INVESTMENT RESTRICTIONS

The following investment restrictions and policies are designated fundamental policies within the meaning of the Investment Company Act and may not be changed without the consent of the shareholders of a majority of the Fund's outstanding Shares, including a majority of the Shares of the Fund. A majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund may not:

     (1) Purchase common stocks, preferred stocks, warrants, or other equity securities;

     (2) Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 10% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage.

     (3) Sell securities short, purchase securities on margin, or write put options. The Fund reserves the right to purchase securities with puts attached;

     (4) Underwrite the securities of other issuers, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting;

     (5) Purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts, or oil and gas interests, but this shall not preclude the Fund from investing in municipal obligations secured by real estate or interests therein;

     (6) Purchase the securities of any issuer which would result in the Fund owning more than 10% of the voting securities of such issuer.

     (7) Purchase or retain securities of any issuer if trustees of the Fund, each of whom owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

     (8) Make loans to others, except in accordance with the Fund's investment objective and policies or pursuant to contracts providing for the compensation of service providers by compensating balances;

     (9) Invest more than 25% of its assets in any particular industry or industries, except that the Fund may invest more than 25% of its assets in obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities. Industrial development bonds, where the payment of principal and interest is the responsibility of companies within the same industry, are grouped together as an "industry";

    (10) Invest in companies for the purpose of exercising control or management;

    (11) Issue senior securities.

     --  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that, for purposes of Fundamental Investment Restriction No. 9 described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its (total) assets would be invested in such industry.

     The percentage limitations (fundamental and non-fundamental) on investments which are set forth above are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof (except for the limitations on borrowing which are in effect at all times.)


HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. Rochester Portfolio Series (the "Trust"), a Massachusetts business trust established on June 14, 1991, is an open-end, non-diversified, management investment company consisting of one portfolio, the Limited Term New York Municipal Fund which currently has two classes of Shares. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

TRUSTEES AND OFFICERS OF THE FUND. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the trustees are also trustees of Rochester Fund Municipals and Oppenheimer Bond Fund for Growth. With the exception of Mr. Cannon, all of the trustees are also trustees or directors of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Fund, Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. Ms. Macaskill (in her capacity as President), Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with the New York-based Oppenheimer Funds as with the Fund. As of January 5, 1996 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of class of the Fund.

BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*; AGE: 47.

Chairman of the Board, President and a Trustee of the Fund, Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996--present; President, Chief Executive Officer and Director of the Manager; formerly an Executive Vice President of the the Manager; President and a Director of Oppenheimer Acquisition Corp. and HarbourView Asset Management Corporation ("HarbourView"); a Director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a Director of the transfer Agent, all of which are subsidiaries of the Manager; a Trustee of the New York-based Oppenheimer funds.



JOHN CANNON, TRUSTEE;  AGE 66
620 Sentry Parkway West, Suite 220, Blue Bell, Pennsylvania 19422

Consultant; Chairman and Treasurer to CDC Associates, Inc., registered investment adviser, 1993-February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger & Berman Income Trust, 1995-present; Trustee of Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth.

PAUL Y. CLINTON, TRUSTEE; AGE: 65
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010

Principal, Clinton Management Associates, a financial and venture capital consulting firm; formerly, Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management and Prime Cash Fund, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.; Trustee of Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth.

THOMAS W, COURTNEY, TRUSTEE; AGE: 64
P.O. Box 580, Sewickley, Pennsylvania 15143


Principal of Courtney Associates, Inc., a venture capital firm; former
General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation; Trustee of Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth.


----------
* A Trustee who is an "interested person" as defined in the Investment Company Act.

LACY B. HERRMANN, TRUSTEE; AGE: 66
380 Madison Avenue, Suite 2300, New York, New York 10017

President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth: Trustee of Brown University.


GEORGE LOFT, TRUSTEE; AGE: 81
51 Herrick Road, Sharon, Connecticut 06069


Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company; Trustee of Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth


RONALD H. FIELDING, VICE PRESIDENT; AGE 47
350 Linden Oaks, Rochester, New York 14625


Vice President of the Fund and Rochester Fund Municipals, January 5, 1996-present; Senior Vice President and Portfolio Manager of the Manager, January 5, 1996-present; Chairman of the Rochester Division of the Manager, January 5, 1996-present; President and Trustee of the Fund, 1986-January 4, 1996; Portfolio Manager of the Fund, 1986-present; President and Trustee of Rochester Fund Municipals and Bond Fund Series - Oppenheimer Bond Fund for Growth, 1986-January 4, 1996; President and Director of Rochester Tax Managed Fund, Inc., 1982-1996; President and a Director, Fielding Management Company, Inc. 1982-present; President and a Director, Rochester Fund Distributors, Inc. 1982-present; President and a Director, Rochester Capital Advisors, Inc. 1993-present; President and a Director, Rochester Fund Services, Inc. 1986-present.

ANDREW J. DONOHUE, SECRETARY; AGE: 46


Secretary of the Fund, Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Executive Vice President and General Counsel of the Manager and the Distributor; President and a Director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager ("Centennial"); an Officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an Officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a Director and an Officer of First Investors Family of Funds and First Investors Life Insurance Company.


GEORGE C. BOWEN, TREASURER; AGE: 59
3410 South Galena Street Denver, Colorado 80231

Treasurer of the Fund, Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a Director of Centennial; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, Inc.("SFSI"), a transfer agent subsidiary of the Manager; an Officer of other Oppenheimer funds.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE:  47

Assistant Secretary of the Fund, Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of the Agent and SFSI; an officer of other Oppenheimer funds.


ROBERT BISHOP, ASSISTANT TREASURER; AGE:  36
3410 South Galena Street, Denver, Colorado 80231


Assistant Treasurer of the Fund, Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Assistant Vice President of the Manager/Mutual Fund Accounting; an Officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT FARRAR, ASSISTANT TREASURER; AGE: 30
3410 South Galena Street, Denver, Colorado 80231

Assistant Treasurer of the Fund, Rochester Fund Municipals and Bond Fund Series-Oppenheimer Bond Fund for Growth, January 5, 1996-present; Assistant Vice President of the Manager/Mutual Fund Accounting; an Officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.


ADELE CAMPBELL, ASSISTANT TREASURER; AGE: 32
350 Linden Oaks, Rochester, New York 14626

Assistant Treasurer of the Fund, Rochester Fund Municipals and Bond Fund Series--Oppenheimer Bond Fund for Growth, January 31, 1996-present and May 1, 1995-January 4, 1996; Assistant Vice President of the Manager, January 5, 1996-present; Assistant Vice President, Rochester Fund Services, Inc., January, 1994-January 1996; Assistant Manager, Fund Accounting, Rochester Fund Services, June, 1992-January, 1996; prior to that, Audit Manager, Price Waterhouse, LLP.

     -- REMUNERATION OF TRUSTEES. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Adviser and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1995.


                                                                      Pension or
                                                                      Retirement
                                                   Aggregate          Benefits           Estimated           Total
                                                   Compensation       Accrued as         Annual              Compensation
                                                   from the           Part of Fund       Benefits Upon       From Fund
Name of Person                                     Fund(1)            Expenses(2)        Retirement(2)       Complex(3)

John Cannon .................................      $6,300             $   0              $   0               $29,400
Paul Y. Clinton .............................      $  0               $   0              $   0               $   0
Thomas W. Courtney ..........................      $  0               $   0              $   0               $   0
Lacy B. Herrmann ............................      $  0               $   0              $   0               $   0
George Loft .................................      $  0               $   0              $   0               $   0



----------

(1) During the fiscal year ended December 31, 1995, only one of the Fund's current trustees, John Cannon, served as a Trustee of the Fund. Four other trustees received compensation from funds which are now part of the Complex.

(2) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years.

(3) Includes compensation received during the fiscal year ended December 31, 1995, from all registered investment companies within the Fund Complex during that year which consisted of the Fund, Rochester Fund Municipals, Rochester Fund Series - The Bond Fund For Growth, and Rochester Tax Managed Fund, Inc. On June 28, 1995, Rochester Fund Series - The Bond Fund For Growth acquired all of the assets and assumed all of the liabilities of Rochester Tax Managed Fund, Inc.

     -- MAJOR SHAREHOLDERS. As of February 16, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or of the Fund's outstanding Class A or Class B Shares, except for Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida 32246 which was the record owner of 22% and 37% of the Class A Shares and the Class B Shares then outstanding, respectively.


THE MANAGER AND ITS AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Adviser's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund. On January 4, 1996, the Manager acquired substantially all of the assets of Rochester Capital Advisors L.P., the Fund's previous investment adviser, and certain of its affiliates and was appointed investment adviser to the Fund.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

-- THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Adviser and the Fund which was entered into on January 4, 1996 (the "Advisory Agreement") requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: 0.50% of average daily net assets up to $100 million; 0.45% of average daily net assets on the next $150 million; 0.40% of average daily net assets in excess of $250 million but less than $2 billion, and 0.39% of average daily net assets in excess of $2 billion.

     Expenses not expressly assumed by the Manager under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended December 31, 1994 and 1995, the management fees paid by the Fund to its previous investment adviser, Rochester Capital Advisors, L.P. were $2,154,234 and $2,282,690, respectively. Rochester Capital Advisors, Inc. is the general partner of Rochester Capital Advisors, L.P. During the fiscal year ended December 31, 1993, the Fund paid investment advisory fees as follows: $1,344,075 to Fielding Management Company, Inc. for investment advisory services provided during the period from January 1, 1993 through December 19, 1993, and $55,857 to Rochester Capital Advisors L.P. Fielding Management Company, Inc. served as investment adviser to the Fund from the commencement of its operations on September 18, 1991 through December 19, 1993.

     The Advisory Agreement contains no expense limitation. However, independently of the Agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (exclusive of taxes, interest, brokerage commissions, and any extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. The payment of the management fee will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation. The Manager reserves the right to amend or terminate this expense limitation at any time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates.

     -- THE DISTRIBUTOR. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, The Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A Shares and Class B Shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the aggregate amount of sales charge on sales of the Fund's Class A Shares was $4,437,005, $1,699,143, and $1,439,854
respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $527,405, $211,300 and $214,315 in those respective years. Class B Shares were offered to the public commencing on May 2, 1995. During the period from May 2, 1995 through December 31, 1995, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class B Shares totalled $6,001. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.


     -- THE TRANSFER AGENT. Oppenheimer Funds Services, a division of the Manager, serves as the Fund's Transfer Agent pursuant to a Service Contract dated March 8, 1996. The Transfer Agent is responsible for maintaining shareholder accounting records and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account and as a percentage of the Fund's average daily net assets. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1993, 1994 and 1995 was $310,598, $406,122 and $454,128, respectively.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENT. One of the duties of the Manager under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Adviser or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED BY THE MANAGER. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Adviser's portfolio traders based upon recommendations from the Adviser's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Adviser's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Manager to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Adviser or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Adviser and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Adviser, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Fund did not incur costs for brokerage commissions in connection with its portfolio transactions during the fiscal years ended December 31, 1993, 1994 and 1995.

     A change in securities held by the Fund is known as "portfolio turnover". As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1993, 1994, and 1995 the Fund's portfolio turnover rates were and 17.08%, 34.58%, and 22.34% respectively.

PERFORMANCE OF THE FUND


YIELD AND TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.


     The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for that class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

-- STANDARDIZED YIELDS

     -- YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                   2-b     6
          Standardized Yield = 2[( --- + 1) - 1]
                                   cd

     The symbols above represent the following factors:

        a = dividends and interest earned during the 30-day period.
        b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
        d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's Class A and Class B Shares were 4.90% and 4.30%, respectively.

     -- TAX-EQUIVALENT YIELD. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. The Fund's tax-equivalent yields (after expense assumptions by the Adviser) for its Class A Shares and Class B Shares for the 30-day period ended December 31, 1995, for an individual New York City resident in the 38.3% combined tax bracket were 7.94% and 6.97%, respectively.

     -- DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield   Dividends of the Class
 of the Class  = ______________________ / Number of Days (accrual period) X 365
                 Max. Offering Price of
                 the Class (last day of
                         period)

     The maximum offering price for Class A Shares includes the maximum front-end sales charge. For Class B Shares, the maximum offering price is the net asset value per share without considering the effect of contingent deferred sales charges.

     From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its maximum offering price) at the end of the period. The dividend yields on Class A Shares for the 30-day period ended December 31, 1995 were 5.27% and 5.38% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B Shares for the 30-day period ended December 31, 1995, were 4.88% when calculated at net asset value.

-- TOTAL RETURN INFORMATION

     -- AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  ( ERV )1/n
                  (_____) -1 = Average Annual Total Return ( P )

     -- CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                               ERV - P
                               _______ = Total Return
                                  P


     In calculating total returns for Class A Shares, the current maximum sales charge of 2.0% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B Shares, payment of a contingent deferred sales charge of 2.5% for the first year, 2.0% for the second year, 1.5% for the third year,

1.0% for the fourth year, and none thereafter, is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A Shares of the Fund for the one year period ended December 31, 1995 and for the period from September 18, 1991 through December 31, 1995, were 7.95% and 7.20%, respectively. The cumulative "total return" on Class A Shares for the period from September 18, 1991 through December 31, 1995 was 34.65%. The cumulative total return on Class B Shares for the period from May 1, 1995 (commencement of Class B Shares) through December 31, 1995 was 1.84%.

     -- TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A or Class B Shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A Shares for the one year period ended December 31, 1995 and the period from September 18, 1991 through December 31, 1995 was 10.01% and 37.34%, respectively. The cumulative total return at net asset value for Class B Shares for the period from May 1, 1995 through December 31, 1995 was 4.34%.


OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A or Class B Shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other services including Lipper and Morningstar.

     From time to time the Fund may publish the ranking of the performance of its Class A or Class B Shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A and Class B Shares of the Fund in relation to other New York State municipal bond funds. Rankings are subject to change.


     The total return on an investment in the Fund's Class A or Class B Shares may be compared with performance for the same period of comparable indices, including but not limited to The Merrill

Lynch Municipal Index (3-7 year maturities) and the Lehman Brothers 5-year Municipal Bond Index. The Merrill Lynch Municipal Index is a broadly based, widely recognized unmanaged index of municipal bonds with a specific maturity of between 3 and 7 years. The Lehman Brothers Municipal Bond Index is also a broadly based, widely recognized unmanaged index of municipal bonds, but with a specific maturity of between 4 and 6 years. Whereas the Fund's portfolio comprises bonds principally from New York State, the Indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.

     Investors may also wish to compare the return on the Fund's Class A or Class B Shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Adviser may publish rankings or ratings of the Adviser (or other service providers) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     The performance of the Fund's Class A or Class B Shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a Service Plan for Class A Shares and a Distribution and Service Plan for Class B Shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor in connection with the distribution and/or servicing of shares of that class as described in the Prospectus (collectively, the "Plans"). Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. The fee structure of each of the Plans, which became effective on January 4, 1996, is identical to the fee structure of the Distribution Plan for each class of shares as in effect prior to that time.

     In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the Manager fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B Shares of the Fund automatically convert into Class A Shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A and Class B Shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.

     For the fiscal year ended December 31, 1995, payments under the Class A Plan totaled $1,303,084 which consisted of service fees. Of that amount, $1,285,510 was paid to Recipients and $17,540 was retained by Rochester Fund Distributors, Inc., the Fund's previous prinicipal underwriter, for its services in maintaining shareholder accounts.

     For the fiscal year ended December 31, 1995, payments under the Class B Plan totaled $41,927, all of which was paid to Rochester Fund Distributors, Inc., as compensation. The Class B Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     The Class B Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES


ALTERNATIVE SALES ARRANGEMENTS - CLASS A SHARES AND CLASS B SHARES. The availability of two classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another.


     The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class A and Class B Shares and the dividends payable on Class A and Class B Shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class A and Class B Shares are subject.

     The conversion of Class B Shares to Class A Shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B Shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B Shares would occur while such suspension remained in effect. Although Class B Shares could then be exchanged for Class A Shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A Shares and Class B Shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include
(i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


DETERMINATION OF NET ASSET VALUE PER SHARE. The net asset values per share of Class A and Class B Shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.


     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Nasdaq National Market System ("Nasdaq") are valued at the last reported sale prices on their primary exchange or Nasdaq that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Adviser as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures. In the case of certain securities where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio valuation to actual sales prices of selected securities.


     See "How to Buy Shares" in the Prospectus for a description of how shares of each class are offered to the public and how the excess of public offering price over the net amount invested, if any, is allocated to authorized dealers. The Prospectus describes several special purchase plans and methods by which Shares of each class may be purchased. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A Shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.



     -- THE OPPENHEIMER FUNDS. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Bond Fund for Growth
Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Enterprise Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund

Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Rochester Fund Municipals
Rochester Portfolio Series - Limited Term New York Municipal Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.


     There is an initial sales charge on the purchase of Class A Shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).


     -- LETTERS OF INTENT. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A Shares of the Fund (and Class A and Class B Shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B Shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A Shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A Shares. Each purchase of Class A Shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     -- Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A Shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B Shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A Shares or Class B Shares acquired in exchange for either (i) Class A Shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B Shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

ASSET BUILDER PLANS. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

CANCELLATION OF PURCHASE ORDERS. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

HOW TO SELL SHARES

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.



     -- INVOLUNTARY REDEMPTIONS. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.


REINVESTMENT PRIVILEGE. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A Shares, (ii) Class B Shares. The reinvestment may be made without sales charge only in Class A Shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

TRANSFERS OF SHARES. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

SPECIAL ARRANGEMENTS FOR REPURCHASE OF SHARES FROM DEALERS AND BROKERS. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A Share purchases, shareholders should not make regular additional Class A Share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge").


     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- AUTOMATIC EXCHANGE PLANS. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- AUTOMATIC WITHDRAWAL PLANS. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

HOW TO EXCHANGE SHARES


     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A Shares" for this purpose. All of the Oppenheimer funds offer Class A Shares, but certain Oppenheimer funds do not presently offer Class B Shares. A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048. The following limitations apply to exchanges of shares of the
Fund:

     (1) Upon the exchange of Class A Shares of the Fund for Class A Shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for Class A Shares of the Fund unless the original exchange involved an exchange into Class A Shares of one of the following funds:
Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Rochester Fund Municipals.

     (2) Upon the exchange of Class A Shares of the Fund for Class A Shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for Class A Shares of Rochester Fund Municipals unless the original exchange involved an exchange into Class A Shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves.

     (3) Upon the exchange of Class B Shares of the Fund for Class B Shares of another Oppenheimer Fund, those shares acquired upon exchange may not subsequently be exchanged for Class B Shares of the Fund unless the original exchange involved an exchange into Class B Shares of Oppenheimer Cash Reserves.

     Class A Shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A Shares acquired by exchange of Class A Shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A Shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B Shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B Shares.

     When Class B Shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A or Class B Shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

     DIVIDENDS, CAPITAL GAINS AND TAXES

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its interest income excludable from gross income under Section 103(a) of the Code ("tax-exempt income") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or options that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

     Dividends paid by the Fund will qualify as exempt-interest dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is tax-exempt income; the Fund intends to continue to satisfy this requirement. The aggregate exempt-interest dividends may not be greater than the excess of the Fund's tax-exempt income over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     As noted in the Prospectus, the Fund annually reports to its shareholders regarding the amounts and status of distributions paid during the year. Such report allocates dividends among tax-exempt, taxable and alternative minimum taxable income in approximately the same proportions as they bear to the Fund's total income for the year. Accordingly, income derived from each of these sources by the Fund in any particular distribution period may vary substantially from the allocation reported to shareholders annually. The proportion of dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held.

     Because the taxable portion of the Fund's investment income consists primarily of interest and income from options transactions, its dividends will not qualify for the dividends-received deduction available to corporations.

     Dividends and other distributions declared by the Fund, and payable to shareholders of record on a date, in the last quarter of any calendar year are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be treated as received by the shareholders for the year in which that December 31 falls.

         As noted in the Prospectus, interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of Fund Shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of those Shares.

     If you redeem at a loss Shares of the Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of such exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any capital gain distribution with respect to those Shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisers before purchasing Shares. Such persons may find investment in the Fund unsuitable for tax reasons. Generally, an individual will not be a "related person" under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns, directly or indirectly, in the aggregate more than 50% of the equity of a corporation or partnership that is a "substantial user" of a facility financed from the proceeds of such bonds. A "substantial user" of such a facility is defined generally as a non-exempt person who regularly uses a part of such facility in his trade or business.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

     The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as RIC.

     Corporate investors may wish to consult their own tax advisers before purchasing Fund shares. Corporations may find investment in the Fund unsuitable for tax reasons, because the interest on all Municipal Obligations held by the Fund distributed to corporate shareholders will be includible in calculating adjusted current earnings for purposes of both the alternative minimum tax and the environmental tax. In addition, certain property and casualty insurance companies, financial institutions, and U.S. branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Obligations.

ADDITIONAL INFORMATION ABOUT THE FUND


THE CUSTODIAN. Investors Bank & Trust Company, whose principal business address is 89 South Street Boston, MA 02111, is currently the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. It is anticipated that on or about July 1, 1996, Citibank, N.A., 399 Park Avenue, New York, NY 10043, will replace Investors Bank & Trust Company as the custodian of the Fund's assets.

INDEPENDENT AUDITORS. Price Waterhouse LLP, 1900 Chase Square, Rochester, NY 14604, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INVESTMENT ADVISER
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

DISTRIBUTOR
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

TRANSFER AGENT
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048



INDEPENDENT AUDITORS
   Price Waterhouse LLP
   1900 Chase Square
   Rochester, NY 14604

LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Ave, N.W.
     Washington, D.C. 20036

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$    20        Albany Hsg. Auth.                                           10.400%  10/01/96              --           $    20,832
     40        Albany IDA (152 Washington Avenue)                           7.500   11/01/01       05/01/96(b)              40,400
     80        Albany IDA (Evergreen Bancorp)                               7.350   12/15/00       06/15/96(b)              80,800
  1,975        Albany IDA (H. Johnson Office Pk.)                           5.750   03/01/18       03/01/98(d)           1,968,858
    260        Albany IDA (Port of Albany)                                  6.250   02/01/05       02/07/01(c)             269,087
     30        Albany IDA (Spectrapark)                                     7.150   12/01/98              --                30,704
     50        Albany IDA (Spectrapark)                                     7.500   12/01/03       12/01/98(b)              54,681
  3,525        Albany IDA (Spectrapark)                                     7.600   12/01/09       12/01/98(b)           3,811,089
     25        Albany Parking Auth.                                         0.000   09/15/03              --                16,196
    625        Albany Parking Auth.                                         0.000   09/15/04              --               380,463
     40        Albany Parking Auth.                                         0.000   09/15/02              --                27,847
     20        Albany Parking Auth.                                         0.000   09/15/05              --                11,468
    645        Allegany IDA (Alfred University)                             6.900   09/01/99              --               689,376
    300        American Samoa Power Auth.                                   6.400   09/01/96              --               304,326
    400        American Samoa Power Auth.                                   6.600   09/01/96              --               406,292
    300        American Samoa Power Auth.                                   6.600   09/01/97              --               309,723
    300        American Samoa Power Auth.                                   6.700   09/01/98              --               313,956
    600        American Samoa Power Auth.                                   6.700   09/01/97              --               620,400
    300        American Samoa Power Auth.                                   6.750   09/01/99              --               315,846
    700        American Samoa Power Auth.                                   6.800   09/01/98              --               734,230
    700        American Samoa Power Auth.                                   6.900   09/01/99              --               740,159
    700        American Samoa Power Auth.                                   7.000   09/01/00              --               747,418
     50        Amherst IDA (Inducon)                                        7.250   11/01/96              --                50,375
    120        Auburn IDA (Alcoa)                                           7.500   12/01/97       06/01/96(b)             123,000
     50        Auburn IDA (Alcoa)                                           7.600   12/01/98       06/01/96(b)              51,500
    780        Babylon IDA (WWH Ambulance)                                  7.000   09/15/01       05/26/99(c)             828,750
     75        Baldwinsville Development Corp.                              7.200   06/01/10       07/01/96(b)              78,000
    800        Batavia Hsg. Auth. (Trocaire Place)                          7.650   04/01/08       08/14/03(c)             851,464
     10        Bergen GO                                                    7.700   04/15/96              --                10,068
     20        BOCES (Greenport)                                            7.500   10/01/96       07/03/96(c)              20,600
    170        Brookhaven IDA (Dowling College)                             6.100   03/01/00              --               178,541
    185        Brookhaven IDA (Dowling College)                             6.200   03/01/01              --               197,710
    195        Brookhaven IDA (Dowling College)                             6.300   03/01/02              --               210,590
    205        Brookhaven IDA (Dowling College)                             6.400   03/01/03              --               222,913
    390        Brookhaven IDA (Farber)                                      6.563(v)12/01/98              --               390,000
     30        Broome IDA (Industrial Park)                                 7.450   12/01/98              --                30,300
  1,550        Carnegie Redevelopment Corp.                                 6.250   09/01/05       12/04/01(c)           1,600,158
  1,550        Carnegie Redevelopment Corp.                                 6.500   09/01/11       05/17/09(c)           1,622,633
    525        Clifton Park (Caldor)                                       11.250   12/01/12       12/01/98(b)             546,047
  1,900        Clifton Springs Hospital & Clinic                            7.000   01/01/01       02/18/99(c)           1,964,049
     35        Colonie IDA                                                  7.250   10/01/02       04/01/96(b)              35,525
      5        Colonie IDA (Capital Plaza)                                  9.625   11/01/98       05/01/96(b)               5,075
     20        Cortland IDA (Paul Bunyon)                                   8.000   07/01/00       07/01/98(b)              21,808
    275        Dutchess IDA (Bard College)                                  6.500   11/01/03              --               288,904
  1,175        Dutchess Res Rec (Solid Waste)                               6.800   01/01/10       01/01/05(b)           1,237,992
     15        Elmira HDC                                                   7.500   08/01/09       02/01/96(b)              15,843
    290        Elmira HDC                                                   7.500   08/01/08       02/01/96(b)             303,210
    440        Erie IDA (FMC Corp.)                                         6.000   02/01/03       08/02/01(c)             440,673
    385        Erie IDA (Medaille College)                                  7.400   12/30/02       04/18/00(c)             406,302
     40        Erie IDA (Medishield)                                        7.200   08/01/04       08/01/98(b)              40,800
    980        Erie IDA (Mercy Hospital)                                    5.900   06/01/03       08/21/00(c)           1,012,007
  1,000        Essex IDA (International Paper)                              6.500   05/01/06       05/01/96(b)           1,008,410
  2,250        Franklin IDA (Correctional Facilities)                       6.375   11/01/02       01/31/00(c)           2,318,378
     10        Franklin IDA (Correctional Facilities)                       6.750   11/01/12       11/01/04(b)              10,473
    640        Franklin SWMA                                                5.250   06/01/98              --               649,850
    475        Franklin SWMA                                                5.500   06/01/99              --               483,859

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   600        Franklin SWMA                                                5.625%  06/01/00              --           $   613,020
     50        Fulton IDA (J.R. Kearney)                                    7.000   12/01/96              --                50,500
  1,020        Guam Airport Authority                                       6.600   10/01/10       10/01/05(b)           1,063,432
  3,030        Guam Power Authority                                         6.375   10/01/08       10/01/04(b)           3,123,839
    250        Guam Power Authority                                         6.625   10/01/14       10/01/04(b)             263,338
    920        Hamilton Elderly Hsg.                                       11.250   01/01/15       05/01/96(b)             983,158
     10        Hempstead IDA (Amer. Ref-Fuel Co.)                           6.500   12/01/96              --                10,189
     30        Hempstead IDA (Amer. Ref-Fuel Co.)                           6.700   12/01/97              --                31,264
     30        Hempstead IDA (Amer. Ref-Fuel Co.)                           7.000   12/01/99       12/01/96(b)              31,167
 35,340        Hempstead IDA (Amer. Ref-Fuel Co.)                           7.375   12/01/05       12/01/96(b)          36,799,895
 30,645        Hempstead IDA (Amer. Ref-Fuel Co.)                           7.400   12/01/10       12/01/96(b)          31,920,445
  1,500        Hempstead IDA (Nassau Dist. Energy)                          7.750   09/15/15       09/15/97(b)           1,557,945
     20        Hempstead IDA (UCP)                                          7.500   10/01/09       10/01/99(b)              21,439
  2,700        Herkimer Hsg. Auth.                                          7.150   03/01/11       09/01/06(b)           2,921,886
  2,360        Herkimer IDA (Burrows Paper)                                 7.250   01/01/01       02/28/99(c)           2,434,293
  1,000        Herkimer IDA (Burrows Paper)                                 8.000   01/01/09       10/28/05(c)           1,076,300
     50        Heuvelton CSD                                                8.375   06/15/97              --                52,127
     90        Islip IDA (WJL Realty)                                       7.400   03/01/99              --               101,424
  1,935        Islip Res Rec                                                5.600   07/01/00              --             2,043,921
  2,040        Islip Res Rec                                                5.750   07/01/01              --             2,180,026
  2,160        Islip Res Rec                                                5.850   07/01/02              --             2,332,346
    330        Jamestown GO                                                 7.000   03/15/99              --               355,526
    250        Jamestown GO                                                 7.000   03/15/00              --               273,410
  3,415        Jamestown Hsg. Auth.                                         6.125   07/01/10       11/26/04(c)           3,468,342
    260        Jefferson IDA (Stature Electric)                             7.500   08/01/99       02/01/96(b)             265,772
     55        Lakeside Village Hsg. Corp.                                  0.000   09/01/05       03/01/96(b)              23,113
      5        Lakeside Village Hsg. Corp.                                 11.250   09/01/96       03/01/96(b)               5,096
    435        Lincoln Towers Hsg. Corp.                                   11.250   01/01/15       05/01/96(b)             459,538
    118        Locke Fire District #1                                       7.500   07/01/02       09/30/99(c)             133,170
    210        Medina Hsg. Corp.                                            8.250   08/15/11       08/15/96(b)             222,600
    960        Middleton IDA (Southwinds)                                   7.250   03/01/03       06/14/00(c)             963,206
      5        Monroe County Airport                                        0.000   01/01/04              --                 3,159
     30        Monroe County GO                                             6.100   05/01/03              --                30,000
  1,435        Monroe IDA (Al Sigl Center)                                  6.375   12/15/05       11/24/01(c)           1,456,209
  1,135        Monroe IDA (Al Sigl Center)                                  6.750   12/15/10       02/01/09(c)           1,159,709
     10        Monroe IDA (Cohber)                                          7.500   12/01/00       12/01/98(b)              10,587
    100        Monroe IDA (Cohber)                                          7.550   12/01/01       12/01/98(b)             108,488
    278        Monroe IDA (Consler)                                         7.000   08/01/99       12/15/97(c)             279,165
  1,019        Monroe IDA (Emil Muller)                                     6.500   10/01/04       11/08/00(c)           1,020,235
  1,290        Monroe IDA (GEVA)                                            7.750   04/01/02       07/20/99(c)           1,297,276
    360        Monroe IDA (GEVA)                                            7.750   04/01/03              --               362,030
     33        Monroe IDA (Hahn)                                            7.250   06/01/98       04/13/97(c)              33,232
    211        Monroe IDA (Hahn)                                            7.250   06/01/98       04/27/97(c)             212,204
    163        Monroe IDA (Palmer)                                          6.500   08/01/98       06/29/97(c)             162,938
     10        Monroe IDA (Piano Works)                                     7.125   11/01/96              --                10,100
    300        Monroe IDA (Roberts Wesleyan)                                6.200   09/01/05              --               305,802
    235        Monroe IDA (West End Business)                               6.750   12/01/04       12/16/00(c)             242,121
     50        Montgomery IDA (Alpin Haus)                                  7.000   12/01/96              --                50,229
    270        Montgomery IDA (Amsterdam)                                   5.750   01/01/97              --               268,728
    145        Montgomery IDA (Amsterdam)                                   6.000   01/01/98              --               147,973
    885        Montgomery IDA (Amsterdam)                                   6.500   01/01/03       02/17/01(c)             903,824
     20        Montgomery IDA (Breton Ind.)                                 8.150   04/01/10       04/01/98(b)              21,958
     50        MTA                                                          7.000   07/01/09       07/01/03(b)              53,735
    470        Nassau IDA (ACLDD)                                           7.250   10/01/04       03/12/01(c)             493,185
  1,120        Nassau IDA (Farmingdale Market)                             10.000   05/01/98       05/01/96(b)           1,136,117
    815        Nassau IDA (NPD Realty)                                     10.375   12/01/97       12/01/96(b)             833,338

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   300        Nassau IDA (Tishcon Corp.)                                  10.000%  02/01/03       02/01/96(b)         $   301,539
  1,090        New Rochelle IDA (CNR)                                       6.000   07/01/02       08/11/00(c)           1,135,170
    260        New Rochelle IDA (CNR)                                       6.300   07/01/03              --               274,776
    275        New Rochelle IDA (CNR)                                       6.400   07/01/04              --               292,210
  2,800        Niagara IDA (Sevenson Hotel)                                 5.750   05/01/03       10/31/99(c)           2,849,784
    295        North Country Development Auth.                              6.500   07/01/01              --               308,850
    575        North Country Development Auth.                              6.600   07/01/02              --               600,812
    685        North Country Development Auth.                              6.600   07/01/99       07/01/99(a)             751,089
  1,565        North Country Development Auth.                              6.750   07/01/12       07/01/99(b)           1,650,433
     80        Northern Marianas Island Port Auth.                          7.050   10/01/04       10/01/96(b)              82,000
     10        Northern Marianas Island Port Auth.                          7.050   10/01/05       10/01/96(b)              10,300
  1,000        NYC GO                                                       0.000   02/01/03              --               688,270
     50        NYC GO                                                       0.000   08/15/01              --                37,826
    115        NYC GO                                                       0.000(+)10/01/06       10/01/02(b)              80,901
  2,000        NYC GO                                                       0.000(+)02/01/04       02/01/00(b)           1,660,520
    170        NYC GO                                                       0.000   04/01/00              --               145,449
  1,500        NYC GO                                                       0.000   02/01/01              --             1,163,190
  2,000        NYC GO                                                       0.000   08/15/00              --             1,597,140
  1,950        NYC GO                                                       0.000(+)02/01/07       02/01/02(e)           1,390,233
  1,460        NYC GO                                                       0.000   02/01/02              --             1,068,705
    630        NYC GO                                                       0.000   04/01/01              --               508,713
    105        NYC GO                                                       5.600   08/01/01              --               107,982
    600        NYC GO                                                       6.375   08/01/06       08/01/04(b)             623,658
    250        NYC GO                                                       6.375   08/15/10       08/15/07(b)             261,153
  2,000        NYC GO                                                       6.375   08/01/07       08/01/04(b)           2,072,020
  1,500        NYC GO                                                       6.375   08/01/10       08/01/07(b)           1,566,795
     20        NYC GO                                                       6.500   08/01/06       08/01/04(b)              21,046
  1,550        NYC GO                                                       6.750   10/01/05       10/01/04(b)           1,685,486
    100        NYC GO                                                       6.875   02/01/02              --               109,267
    120        NYC GO                                                       7.000   10/01/09       10/01/04(b)             130,038
     55        NYC GO                                                       7.000   02/01/09       02/01/00(b)              56,320
  1,500        NYC GO                                                       7.000   08/15/06       08/15/99(a)           1,550,070
  3,250        NYC GO                                                       7.000   02/01/06       02/01/02(b)           3,563,365
    200        NYC GO                                                       7.000   12/01/08       12/01/99(b)             208,932
    175        NYC GO                                                       7.000   12/01/10       12/01/99(b)             182,816
  1,000        NYC GO                                                       7.000   02/01/16       02/01/04(b)           1,080,160
  1,000        NYC GO                                                       7.000   02/01/01       06/01/96(b)           1,022,470
     50        NYC GO                                                       7.000   02/01/00       02/01/96(b)              51,077
  8,140        NYC GO                                                       7.000   10/01/13       10/01/04(b)           8,840,040
     25        NYC GO                                                       7.300   08/15/98       08/15/97(b)              26,349
    500        NYC GO                                                       7.400   02/01/00              --               544,620
    285        NYC GO                                                       7.400   02/01/02              --               314,848
     50        NYC GO                                                       7.500   08/15/15       06/01/96(b)              52,732
     25        NYC GO                                                       7.500   12/01/05       08/15/97(a)              26,366
     75        NYC GO                                                       7.500   10/01/12       10/01/99(b)              80,513
     15        NYC GO                                                       7.500   03/15/07       03/15/00(b)              16,344
     25        NYC GO                                                       7.500   08/01/01       08/01/99(b)              27,421
     50        NYC GO                                                       7.500   08/01/04       06/01/96(b)              53,330
  2,425        NYC GO                                                       7.500   02/01/09       02/01/02(b)           2,721,141
    165        NYC GO                                                       7.500   08/15/03       07/01/96(b)             181,394
  1,500        NYC GO                                                       7.500   03/15/09       03/15/00(b)           1,644,840
 10,125        NYC GO                                                       7.500   02/01/04       07/01/03(b)          11,285,933
    220        NYC GO                                                       7.500   02/01/07       02/01/02(b)             244,620
  2,900        NYC GO                                                       7.500   02/01/06       02/01/02(b)           3,278,392
    100        NYC GO                                                       7.625   08/01/03       02/01/98(a)             105,960
     50        NYC GO                                                       7.625   02/01/13       02/01/02(b)              56,288

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$ 4,020        NYC GO                                                       7.650%  02/01/07       02/01/02(b)         $ 4,564,348
    300        NYC GO                                                       7.700   02/01/09       02/01/02(b)             339,720
  1,555        NYC GO                                                       7.750   08/15/09       08/15/01(b)           1,761,628
    780        NYC GO                                                       7.750   02/15/01       06/01/96(b)             853,601
  1,200        NYC GO                                                       7.750   08/15/12       08/15/01(b)           1,358,820
    600        NYC GO                                                       7.750   08/15/03       08/11/00(b)             679,884
  2,000        NYC GO                                                       7.750   08/15/05       08/15/01(b)           2,275,200
  7,925        NYC GO                                                       7.750   08/15/06       08/15/01(b)           9,007,159
  1,500        NYC GO                                                       7.750   08/15/07       08/15/01(b)           1,704,825
    150        NYC GO                                                       7.875   08/01/04       05/26/99(b)             169,536
  2,915        NYC GO                                                       8.000   08/01/03       08/14/03(b)           3,336,043
    740        NYC GO                                                       8.250   11/15/10       11/15/01(b)             850,031
    680        NYC GO                                                       8.250   11/15/10       11/15/01(a)             826,486
     20        NYC HDC                                                      0.000   04/01/08       04/01/98(b)               8,924
     90        NYC HDC                                                      0.000   10/01/03       04/01/98(b)              56,218
     75        NYC HDC                                                      0.000   04/01/01              --                56,993
     40        NYC HDC                                                      0.000   04/01/99              --                33,715
     50        NYC HDC                                                      0.000   04/01/00              --                39,169
     45        NYC HDC                                                      0.000   10/01/00              --                34,255
     30        NYC HDC                                                      0.000   04/01/03       04/01/98(b)              19,681
     50        NYC HDC                                                      0.000   10/01/08       04/01/98(b)              21,385
     80        NYC HDC                                                      0.000   04/01/06       04/01/98(b)              41,290
     90        NYC HDC                                                      0.000   10/01/06       04/01/98(b)              44,881
     70        NYC HDC                                                      0.000   10/01/07       04/01/98(b)              32,763
     30        NYC HDC                                                      0.000   10/01/99              --                24,949
     60        NYC HDC                                                      0.000   04/01/04       04/01/98(b)              36,055
      5        NYC HDC                                                      5.750   05/01/96              --                 5,000
    255        NYC HDC                                                      6.500   05/01/06       11/01/00(b)             257,762
    975        NYC HDC                                                      7.900   02/01/23       02/01/00(b)           1,053,205
    730        NYC HDC                                                      8.100   09/01/23       09/01/00(b)             799,825
  2,000        NYC Health & Hospital                                        6.000   02/15/07              --             2,013,800
  1,455        NYC IDA                                                      7.625   11/01/09       11/01/96(b)           1,472,736
     75        NYC IDA                                                      8.125   11/01/09       11/01/96(b)              77,250
  1,250        NYC IDA (ALA Realty)                                         7.000   12/01/05       12/19/01(c)           1,276,075
    575        NYC IDA (Amster Novelty)                                     7.375   12/01/05       05/30/02(c)             576,190
  3,300        NYC IDA (Blood Center)                                       6.800   05/01/02       08/04/99(c)           3,687,321
    265        NYC IDA (CNR)                                                5.875   09/01/05              --               265,750
  1,396        NYC IDA (Cummins Engine)                                     6.500   03/01/05       01/27/01(c)           1,409,317
  1,175        NYC IDA (EPG)                                                7.400   07/30/02       11/08/99(c)           1,257,532
  2,425        NYC IDA (JBFS)                                               6.500   12/15/02       03/15/00(c)           2,567,930
    490        NYC IDA (Koenig Manufacturing)                               7.375   12/01/10       09/13/05(c)             496,287
     20        NYC IDA (Lighthouse)                                         6.375   07/01/10       07/01/04(b)              20,399
    635        NYC IDA (OHEL)                                               7.125   03/15/03       01/19/00(c)             651,967
    128        NYC IDA (Paper Enterprises)                                 10.000   11/01/98       07/10/97(c)             131,237
  3,430        NYC IDA (Plaza Packaging)                                    7.650   12/01/09       12/01/99(b)           3,709,374
    785        NYC IDA (Promotional Slideguide)                             7.000   12/01/05       05/19/02(c)             786,931
     50        NYC IDA (St. Christopher Ottilie)                            6.750   07/01/99              --                53,464
    150        NYC IDA (United Nations School)                              6.000   12/01/04              --               150,237
    160        NYC IDA (United Nations School)                              6.050   12/01/05              --               160,274
    170        NYC IDA (United Nations School)                              6.100   12/01/06              --               170,313
    180        NYC IDA (United Nations School)                              6.150   12/01/07              --               180,351
  1,695        NYS COP                                                      6.900   09/01/98              --             1,799,192
    500        NYS COP                                                      7.000   03/01/99              --               532,875
     10        NYS COP                                                      7.100   08/15/00       08/15/96(b)              10,823
    395        NYS COP                                                      7.250   08/15/07       08/15/96(b)             411,649
  2,305        NYS COP                                                      7.625   03/01/09       09/01/01(b)           2,571,896

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$ 1,725        NYS COP                                                      8.250%  09/01/07       09/01/97(b)         $ 1,850,304
     40        NYS COP                                                      8.300   09/01/12       09/01/97(b)              43,228
  1,790        NYS Dorm (Brookhaven)                                        8.700   07/01/06       07/01/96(b)           1,822,310
     30        NYS Dorm (City University)                                   0.000   07/01/03       07/01/98(b)              19,067
    975        NYS Dorm (City University)                                   7.200   07/01/01       07/01/00(a)           1,084,551
 12,000        NYS Dorm (City University)                                   8.125   07/01/08       07/01/98(a)          13,440,000
  8,380        NYS Dorm (City University)                                   8.125   07/01/07       07/01/98(b)           9,159,424
     40        NYS Dorm (Cornell University)                                6.875   07/01/14       07/01/96(b)              40,880
    100        NYS Dorm (Crouse Irving)                                    10.250   07/01/04       07/01/96(b)             102,702
    365        NYS Dorm (Crouse Irving)                                    10.500   07/01/17       07/01/96(b)             375,001
     65        NYS Dorm (ECC)                                               7.100   07/01/09       12/30/04(c)              65,650
     25        NYS Dorm (Higher Education)                                  8.500   06/01/03       06/01/96(b)              25,593
     25        NYS Dorm (JGB)                                               7.000   07/01/09       07/01/96(b)              25,250
    215        NYS Dorm (Judicial-Suffolk)                                  9.000   10/15/01       04/15/96(b)             236,500
  5,000        NYS Dorm (Judicial-Suffolk)                                  9.000   10/15/01       04/15/96(b)           5,451,150
     40        NYS Dorm (Manhattan E,E&T)                                   9.500   07/01/12       07/01/96(b)              40,800
    380        NYS Dorm (Manhattan E,E&T)                                  11.500   07/01/09       07/01/96(b)             389,500
     80        NYS Dorm (Montefiore)                                        8.625   07/01/10       07/01/96(b)              81,760
    225        NYS Dorm (NY Medical College)                                6.875   07/01/03              --               242,240
     80        NYS Dorm (PCP)                                               7.800   12/01/05       12/01/98(b)              88,345
     35        NYS Dorm (United Health)                                     7.150   08/01/07       02/01/00(b)              38,551
     50        NYS Dorm (United Hospital)                                   6.500   09/15/10       07/01/96(b)              50,250
    180        NYS Dorm (United Hospital)                                  11.750   09/15/10       07/01/96(b)             185,400
    500        NYS Dorm (Wildwood)                                          7.300   07/01/15       07/01/01(b)             551,555
    275        NYS Environ. (Huntington Res Rec)                            7.375   10/01/99       05/04/98(c)             291,294
  7,540        NYS Environ. (Huntington Res Rec)                            7.500   10/01/12       10/01/99(b)           8,037,640
    250        NYS Environ. (Jamaica Water)                                10.875   12/01/14       12/01/96(b)             257,260
     15        NYS Environ. (Long Island Water)                            10.000   10/01/17       10/01/97(b)              16,586
    595        NYS Environ. (RSP)                                           7.000   04/01/00              --               641,464
    370        NYS Environ. (RSP)                                           7.000   04/01/99              --               394,572
    330        NYS Environ. (RSP)                                           7.100   04/01/01              --               359,660
  2,985        NYS Environ. (RSP)                                           7.250   04/01/07       04/01/02(b)           3,256,516
  9,000        NYS ERDA (Brooklyn Union Gas)                                8.750   07/01/15       07/01/96(b)           9,214,740
  5,475        NYS ERDA (Brooklyn Union Gas)                                9.000   05/15/15       05/15/96(b)           5,606,783
     15        NYS ERDA (Con Ed)                                            9.250   09/15/22       09/15/97(b)              16,240
    125        NYS ERDA (LILCO)                                             7.500   12/01/06       06/01/96(b)             126,250
    265        NYS ERDA (LILCO)                                             7.800   12/01/09       06/01/96(b)             265,506
    315        NYS ERDA (LILCO)                                             8.250   10/01/12       04/01/96(b)             317,167
  1,850        NYS ERDA (Niagara Mohawk)                                    8.875   11/01/25       11/01/96(b)           1,898,248
     25        NYS GO                                                       6.600   12/01/14       06/01/96(b)              25,750
  1,500        NYS HDC                                                      6.550   10/01/15       04/01/05(b)           1,583,925
     80        NYS HFA (Children's Rescue)                                  7.400   11/01/00              --                86,478
    140        NYS HFA (Children's Rescue)                                  7.500   11/01/01              --               153,661
     65        NYS HFA (Children's Rescue)                                  7.500   05/01/01              --                70,718
  1,340        NYS HFA (Children's Rescue)                                  8.000   11/01/08       11/01/00(b)           1,526,582
     94        NYS HFA (General Housing)                                    6.500   11/01/03              --                94,940
      6        NYS HFA (General Housing)                                    6.750   11/01/98              --                 6,060
 26,615        NYS HFA (Health Facilities)                                  7.900   11/01/99       03/08/98(c)          29,552,498
  1,535        NYS HFA (HELP/Bronx)                                         8.050   11/01/05       11/01/99(b)           1,661,898
  1,460        NYS HFA (Henry Phipps)                                       8.000   05/01/18       05/01/98(b)           1,498,325
    140        NYS HFA (H&N)                                                5.900   11/01/06              --               137,200
     65        NYS HFA (H&N)                                                5.900   11/01/05              --                63,700
    300        NYS HFA (H&N)                                                6.800   11/01/02       11/01/98(b)             306,000
     65        NYS HFA (H&N)                                                6.875   11/01/04       11/01/98(b)              65,650
     30        NYS HFA (H&N)                                                6.875   11/01/05       11/01/98(b)              30,300
    790        NYS HFA (H&N)                                                6.875   11/01/07       11/01/02(b)             807,443

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   300        NYS HFA (H&N)                                                6.875%  11/01/11       11/01/98(b)         $   306,000
     50        NYS HFA (H&N)                                                6.875   11/01/09       11/01/98(b)              50,825
      5        NYS HFA (H&N)                                                8.625   11/01/05       11/01/96(b)               5,158
    150        NYS HFA (H&N)                                                9.000   11/01/17       11/01/96(b)             153,000
    145        NYS HFA (Monroe)                                             7.625   05/01/05       05/01/00(b)             160,586
     20        NYS HFA (Multi-Family)                                       7.300   11/01/04       11/01/99(b)              22,374
  1,070        NYS HFA (Multi-Family)                                      10.000   11/15/99       05/15/96(b)           1,075,521
     10        NYS HFA (Non-Profit)                                         6.100   11/01/98              --                10,000
     50        NYS HFA (Non-Profit)                                         6.100   11/01/99              --                50,250
     25        NYS HFA (Non-Profit)                                         6.400   11/01/05              --                25,250
     25        NYS HFA (Non-Profit)                                         6.400   11/01/09       11/01/01(b)              25,100
     40        NYS HFA (Non-Profit)                                         6.400   11/01/00              --                40,400
     10        NYS HFA (Non-Profit)                                         6.400   11/01/04              --                10,100
     10        NYS HFA (Non-Profit)                                         6.500   11/01/01              --                10,100
    150        NYS HFA (Non-Profit)                                         6.600   11/01/03              --               150,000
      5        NYS HFA (Non-Profit)                                         6.600   11/01/02              --                 5,179
      5        NYS HFA (Non-Profit)                                         6.600   11/01/11       11/01/98(b)               5,000
     20        NYS HFA (Non-Profit)                                         6.600   11/01/01              --                21,549
      5        NYS HFA (Non-Profit)                                         6.600   11/01/10       11/01/98(b)               5,050
     75        NYS HFA (Non-Profit)                                         6.600   11/01/05       11/01/98(b)              79,007
  1,420        NYS HFA (Non-Profit)                                         6.750   11/01/11       11/01/98(b)           1,468,905
      5        NYS HFA (Non-Profit)                                         6.750   11/01/96              --                 5,050
     61        NYS HFA (Non-Profit)                                         6.875   11/01/10       11/01/98(b)              62,525
    195        NYS HFA (Phillips Village)                                   6.700   02/15/02              --               206,084
    250        NYS HFA (Phillips Village)                                   6.700   08/15/02              --               264,605
     85        NYS HFA (Phillips Village)                                   6.900   08/15/04              --                91,090
    175        NYS HFA (Phillips Village)                                   6.900   02/15/04              --               187,203
    420        NYS HFA (Simeon Dewitt)                                      8.000   11/01/18       05/01/98(b)             426,640
    105        NYS HFA (Urban Rental)                                       8.000   11/01/99       11/01/98(b)             116,736
    480        NYS HFA (Westchester/HELP)                                   7.500   11/01/00       09/24/98(c)             521,669
     65        NYS HFA (Westchester/HELP)                                   7.550   11/01/02       05/01/00(b)              71,128
     25        NYS Medcare                                                  7.100   11/01/00              --                25,500
      5        NYS Medcare                                                  7.200   11/01/01       11/01/99(b)               5,150
    105        NYS Medcare                                                  7.250   11/01/02       11/01/99(b)             108,150
    205        NYS Medcare                                                  7.250   11/01/03       11/01/99(b)             211,150
      5        NYS Medcare                                                  7.750   08/15/08       08/15/98(b)               5,488
    615        NYS Medcare (Brookdale Hospital)                             6.600   08/15/03              --               646,088
    260        NYS Medcare (Brookdale Hospital)                             6.600   02/15/03              --               272,444
  2,045        NYS Medcare (Central Suffolk)                                5.875   11/01/05       12/12/03(c)           2,066,882
    365        NYS Medcare (Downtown Hospital)                              6.550   02/15/06              --               386,575
    945        NYS Medcare (Downtown Hospital)                              6.550   08/15/06              --             1,002,872
     95        NYS Medcare (Good Samaritan)                                 7.650   11/01/01       11/01/97(b)             102,055
     35        NYS Medcare (H&N)                                            7.000   02/15/99              --                37,352
     10        NYS Medcare (H&N)                                            7.100   11/01/98              --                10,100
    595        NYS Medcare (H&N)                                            7.100   11/01/99              --               606,900
     25        NYS Medcare (H&N)                                            7.100   08/15/01       02/15/98(b)              26,901
     90        NYS Medcare (H&N)                                            7.250   02/15/09       02/15/99(b)              95,234
     25        NYS Medcare (H&N)                                            7.250   02/15/98              --                26,346
     10        NYS Medcare (H&N)                                            7.500   02/15/09       02/15/99(b)              10,652
    100        NYS Medcare (H&N)                                            7.500   02/15/08       02/15/98(b)             110,060
    100        NYS Medcare (H&N)                                            8.625   02/15/06       02/15/96(b)             102,000
  1,655        NYS Medcare (H&N)                                            8.750   02/15/15       02/15/96(b)           1,694,025
    335        NYS Medcare (H&N)                                            8.875   08/15/27       02/15/98(b)             363,153
    960        NYS Medcare (H&N)                                            9.000   02/15/26       02/15/96(b)             982,867
  3,610        NYS Medcare (H&N)                                           10.000   11/01/06       11/01/96(b)           3,806,853
     75        NYS Medcare (Insured Hospital)                               7.250   02/15/12       08/15/99(b)              79,130

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   140        NYS Medcare (Insured Hospital)                               7.625%  02/15/02       08/15/97(b)         $   150,121
     75        NYS Medcare (Insured Hospital)                               7.875   02/15/07       08/15/97(b)              80,504
     10        NYS Medcare (Insured Mtg.)                                   7.100   02/15/00              --                10,632
    800        NYS Medcare (Insured Mtg.)                                   9.375   11/01/16       11/01/96(b)             843,216
    670        NYS Medcare (Insured Nursing)                               10.250   01/01/24       03/08/98(b)             692,780
  1,345        NYS Medcare (Long Beach)                                     7.625   02/15/06       08/15/98(b)           1,491,403
     20        NYS Medcare (Mental Health)                                  0.000   08/15/01              --                14,753
     15        NYS Medcare (Mental Health)                                  0.000   02/15/03       08/15/98(a)              10,227
     30        NYS Medcare (Mental Health)                                  0.000   08/15/03       08/15/98(b)              18,941
     10        NYS Medcare (Mental Health)                                  0.000   02/15/03       08/15/98(b)               6,550
     85        NYS Medcare (Mental Health)                                  6.850   08/15/00              --                92,101
     50        NYS Medcare (Mental Health)                                  7.150   08/15/03       08/15/99(b)              54,013
     40        NYS Medcare (Mental Health)                                  7.200   02/15/04       08/15/99(b)              43,550
     45        NYS Medcare (Mental Health)                                  7.400   08/15/00              --                49,775
     25        NYS Medcare (Mental Health)                                  7.400   02/15/02       02/15/00(b)              27,754
     15        NYS Medcare (Mental Health)                                  7.500   08/15/07       02/15/01(b)              16,705
    400        NYS Medcare (Mental Health)                                  7.625   02/15/07       08/15/99(b)             441,992
    105        NYS Medcare (Mental Health)                                  7.750   08/15/10       02/15/00(b)             113,614
  3,000        NYS Medcare (Mental Health)                                  8.250   02/15/99       02/15/97(b)           3,219,990
     10        NYS Medcare (Mental Health)                                  8.875   08/15/07       08/15/97(b)              10,688
    820        NYS Medcare (Nassau/Maimonides)                              9.375   01/15/03       07/15/96(b)             822,993
  1,820        NYS Medcare (Nassau/Maimonides)                              9.600   01/15/23       07/15/96(b)           1,827,844
     50        NYS Medcare (North Shore)                                    7.125   11/01/08       08/15/01(b)              53,121
  1,945        NYS Medcare (Nyack)                                          8.200   11/01/04       11/01/98(b)           2,121,937
  5,515        NYS Medcare (Nyack)                                          8.300   11/01/13       11/01/98(b)           6,050,948
     10        NYS Medcare (N. General)                                     7.000   02/15/98              --                10,427
    275        NYS Medcare (N. General)                                     7.100   02/15/99              --               294,275
     25        NYS Medcare (N. General)                                     7.150   08/15/01              --                27,168
    100        NYS Medcare (N. General)                                     7.200   02/15/03       02/15/99(b)             107,430
    940        NYS Medcare (N. General)                                     7.350   08/15/09       02/15/99(b)           1,004,597
     40        NYS Medcare (Secured Hospital)                               7.000   02/15/07       02/15/99(b)              41,652
     25        NYS Medcare (Secured Hospital)                               7.150   02/15/03       08/15/01(b)              27,073
    715        NYS Medcare (Wychoff)                                        6.850   02/15/00              --               754,790
     80        NYS Medcare (Wychoff)                                        6.850   08/15/00              --                84,634
    250        NYS Medcare (Wychoff)                                        6.950   02/15/01              --               265,803
     80        NYS Medcare (Wychoff)                                        6.950   08/15/01              --                85,478
    250        NYS Thruway                                                  0.000   01/01/05              --               151,433
    385        NYS Thruway                                                  0.000   01/01/06              --               220,043
  2,000        NYS Thruway                                                  0.000   01/01/02              --             1,450,600
    530        NYS Thruway                                                  0.000   01/01/01              --               408,105
  5,310        NYS Thruway                                                  0.000   01/01/00              --             4,319,685
  5,440        NYS Thruway                                                  0.000   01/01/98              --             4,925,104
     10        NYS UDC                                                      6.600   01/01/11       01/01/01(b)              10,100
     25        NYS UDC (Correctional Facilities)                            0.000   01/01/03              --                17,072
  6,360        NYS UDC (Correctional Facilities)                            0.000   01/01/08              --             3,378,178
    250        NYS UDC (Correctional Facilities)                            6.700   01/01/99              --               264,415
    605        NYS UDC (Correctional Facilities)                            9.375   09/01/99       09/01/97(b)             613,591
    100        NYS UDC (Ctr. of Indust. Innovation)                         7.000   01/01/06       01/01/97(b)             102,100
     25        NYS UDC (Ctr. of Indust. Innovation)                         7.000   01/01/13       01/01/97(b)              25,525
  1,000        NYS UDC (OCC)                                                7.875   01/01/20       01/01/01(a)           1,179,600
     50        NYS UDC (South Mall)                                         0.000   01/01/05       06/24/04(c)              31,162
    120        NYS UDC (South Mall)                                         0.000   01/01/05       06/24/04(c)              72,211
     35        NYS UDC (South Mall)                                         0.000   01/01/03              --                24,162
     20        NYS (SONYMA) Mortgage, 1                                     0.000   10/01/14       04/01/96(b)               3,553
    125        NYS (SONYMA) Mortgage, 1                                     0.000   10/01/98       04/01/96(b)              99,198
    120        NYS (SONYMA) Mortgage, 10-A                                  7.800   10/01/03       04/01/98(b)             129,377

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$    25        NYS (SONYMA) Mortgage, 10-A                                  8.000%  10/01/08       04/01/98(b)         $    26,258
     15        NYS (SONYMA) Mortgage, 11                                    6.875   04/01/16       10/01/98(b)              15,518
    100        NYS (SONYMA) Mortgage, 12                                    0.000   10/01/00       10/01/97(b)              74,366
     60        NYS (SONYMA) Mortgage, 12                                    0.000   10/01/99       10/01/97(b)              47,759
     30        NYS (SONYMA) Mortgage, 12                                    0.000   04/01/99       10/01/97(b)              25,589
     15        NYS (SONYMA) Mortgage, 12                                    6.800   10/01/97              --                15,590
     25        NYS (SONYMA) Mortgage, 12                                    6.800   04/01/97              --                25,695
    840        NYS (SONYMA) Mortgage, 2                                     0.000   10/01/14       04/01/96(b)             144,472
     50        NYS (SONYMA) Mortgage, 44                                    7.000   10/01/07       11/01/06(b)              53,937
     25        NYS (SONYMA) Mortgage, 5                                     0.000   10/01/99              --                17,898
     30        NYS (SONYMA) Mortgage, 5                                     0.000   04/01/99              --                22,454
     95        NYS (SONYMA) Mortgage, 5                                     8.700   10/01/96              --                96,900
     40        NYS (SONYMA) Mortgage, 5                                     8.900   04/01/97       04/01/96(b)              41,200
     20        NYS (SONYMA) Mortgage, 5                                     8.900   10/01/97       04/01/96(b)              20,400
    165        NYS (SONYMA) Mortgage, 5                                     9.100   10/01/98       04/01/96(b)             168,300
     30        NYS (SONYMA) Mortgage, 5                                     9.100   04/01/98       04/01/96(b)              30,750
     10        NYS (SONYMA) Mortgage, 5                                     9.750   10/01/10       04/01/96(b)              10,250
    205        NYS (SONYMA) Mortgage, 6                                     0.000(+)04/01/10       04/01/01(b)             199,791
     10        NYS (SONYMA) Mortgage, 6                                     0.000   10/01/98              --                 7,971
      5        NYS (SONYMA) Mortgage, 6                                     0.000   04/01/98              --                 4,162
      5        NYS (SONYMA) Mortgage, 6                                     0.000   04/01/99              --                 3,813
     40        NYS (SONYMA) Mortgage, 6                                     8.200   10/01/96              --                40,800
     15        NYS (SONYMA) Mortgage, 6                                     8.200   04/01/96              --                15,150
     25        NYS (SONYMA) Mortgage, 6                                     8.400   04/01/97              --                25,500
     30        NYS (SONYMA) Mortgage, 6                                     8.400   10/01/97       04/01/96(b)              31,200
     55        NYS (SONYMA) Mortgage, 7                                     0.000   10/01/99              --                40,745
     35        NYS (SONYMA) Mortgage, 7                                     0.000   10/01/98              --                28,271
     75        NYS (SONYMA) Mortgage, 7                                     0.000(+)10/01/14       04/01/98(b)              63,310
     50        NYS (SONYMA) Mortgage, 7                                     7.700   04/01/96              --                50,293
      1        NYS (SONYMA) Mortgage, 7                                     8.500   10/01/04       10/01/96(b)               1,030
    330        NYS (SONYMA) Mortgage, 7                                     8.625   04/01/11       10/01/96(b)             337,890
     30        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/00       10/01/98(b)              22,523
     60        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/01       10/01/98(b)              41,839
     25        NYS (SONYMA) Mortgage, 8-A                                   0.000   04/01/02       10/01/98(b)              16,882
     20        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/98              --                17,353
     70        NYS (SONYMA) Mortgage, 8-A                                   0.000   10/01/02       10/01/98(b)              45,610
     85        NYS (SONYMA) Mortgage, 8-A                                   0.000   04/01/01       10/01/98(b)              61,316
     50        NYS (SONYMA) Mortgage, 8-B                                   7.200   04/01/99              --                52,502
     50        NYS (SONYMA) Mortgage, 8-C                                   6.900   04/01/96              --                50,308
     25        NYS (SONYMA) Mortgage, 8-C                                   7.500   04/01/99       10/01/97(b)              26,585
     40        NYS (SONYMA) Mortgage, 8-C                                   7.900   10/01/01       10/01/97(b)              42,838
     85        NYS (SONYMA) Mortgage, 8-C                                   8.300   10/01/06       10/01/97(b)              88,934
     25        NYS (SONYMA) Mortgage, 8-D                                   7.700   10/01/99       01/04/98(b)              26,985
    100        NYS (SONYMA) Mortgage, 8-D                                   8.200   10/01/06       01/04/98(b)             104,725
     25        NYS (SONYMA) Mortgage, 8-E                                   6.750   04/01/96              --                25,129
     80        NYS (SONYMA) Mortgage, 8-E                                   8.100   10/01/17       04/01/98(b)              83,760
     40        NYS (SONYMA) Mortgage, 8-F                                   7.200   10/01/00       07/01/98(b)              43,213
     20        NYS (SONYMA) Mortgage, 8-F                                   7.800   10/01/06       07/01/98(b)              20,947
    100        NYS (SONYMA) Mortgage, 9-A                                   6.700   10/01/98       10/01/96(b)             103,587
     25        NYS (SONYMA) Mortgage, 9-A                                   6.900   04/01/00       10/01/96(b)              25,652
     20        NYS (SONYMA) Mortgage, 9-A                                   7.000   04/01/01       10/01/96(b)              20,761
    100        NYS (SONYMA) Mortgage, 9-A                                   7.250   10/01/06       10/01/96(b)             103,374
    145        NYS (SONYMA) Mortgage, 9-B                                   8.000   10/01/02       07/01/97(b)             153,947
    230        NYS (SONYMA) Mortgage, 9-B                                   8.125   10/01/07       07/01/97(b)             244,396
  6,055        NYS (SONYMA) Mortgage, 9-B                                   8.300   10/01/17       07/01/97(b)           6,326,870
     90        NYS (SONYMA) Mortgage, 9-C                                   8.400   10/01/02       10/01/97(b)              94,541

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   185        NYS (SONYMA) Mortgage, 9-C                                   8.700%  10/01/07       10/01/97(b)         $   199,574
      5        NYS (SONYMA) Mortgage, 9-C                                   8.800   10/01/17       10/01/97(b)               5,402
     35        NYS (SONYMA) Mortgage, 9-E                                   7.375   10/01/98              --                37,694
    440        NYS (SONYMA) Mortgage, 9-E                                   8.000   10/01/03       04/01/98(b)             462,229
     70        NYS (SONYMA) Mortgage, AA                                    7.700   04/01/99              --                74,311
     95        NYS (SONYMA) Mortgage, BB-2                                  7.125   10/01/98       07/25/97(c)             100,929
    210        NYS (SONYMA) Mortgage, BB-2                                  7.850   10/01/08       10/01/97(b)             222,489
 12,570        NYS (SONYMA) Mortgage, BB-2                                  7.950   10/01/15       10/01/97(b)          13,270,903
     40        NYS (SONYMA) Mortgage, EE-1                                  8.000   10/01/10       04/14/99(b)              42,068
  1,425        NYS (SONYMA) Mortgage, EE-1                                  8.050   04/01/16       04/14/99(b)           1,528,156
     45        NYS (SONYMA) Mortgage, EE-2                                  7.050   10/01/00       08/25/98(c)              49,505
    275        NYS (SONYMA) Mortgage, EE-3                                  7.125   10/01/00       08/25/98(c)             291,090
    100        NYS (SONYMA) Mortgage, EE-4                                  7.800   10/01/13       10/01/00(b)             105,574
     25        NYS (SONYMA) Mortgage, FF                                    7.000   04/01/97              --                25,756
     50        NYS (SONYMA) Mortgage, FF                                    7.100   10/01/98              --                53,100
  4,875        NYS (SONYMA) Mortgage, FF                                    7.950   10/01/14       10/01/97(b)           5,198,408
  1,055        NYS (SONYMA) Mortgage, GG                                    8.125   04/01/20       10/01/97(b)           1,099,795
     55        NYS (SONYMA) Mortgage, HH-2                                  7.700   10/01/09       10/01/99(b)              58,006
    130        NYS (SONYMA) Mortgage, HH-3                                  7.875   10/01/09       06/07/00(b)             140,607
    120        NYS (SONYMA) Mortgage, II                                    0.000   10/01/07       04/01/99(b)              50,480
     40        NYS (SONYMA) Mortgage, II                                    0.000   10/01/06       04/01/99(b)              19,086
     50        NYS (SONYMA) Mortgage, II                                    0.000   04/01/07       04/01/99(b)              21,665
     45        NYS (SONYMA) Mortgage, II                                    0.000   10/01/05       04/01/99(b)              22,918
    175        NYS (SONYMA) Mortgage, II                                    0.000   04/01/09       04/01/99(b)              65,492
     75        NYS (SONYMA) Mortgage, II                                    0.000   04/01/05       04/01/99(b)              40,135
    300        NYS (SONYMA) Mortgage, II                                    0.000   10/01/09       04/01/99(b)             112,530
    520        NYS (SONYMA) Mortgage, II                                    0.000   10/01/08       04/01/99(b)             210,803
    125        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/01              --                93,413
     10        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/00              --                 7,508
    145        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/05       10/01/99(b)              81,045
    180        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/03       10/01/99(b)             116,127
    170        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/05       10/01/99(b)              90,918
     50        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/08       10/01/99(b)              21,387
     75        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/01              --                54,500
     35        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/03       10/01/99(b)              21,651
    200        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/07       10/01/99(b)              90,494
     10        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/04       10/01/99(b)               5,514
    100        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/02              --                71,710
     75        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/00              --                58,511
     60        NYS (SONYMA) Mortgage, JJ                                    0.000   04/01/06       10/01/99(b)              29,321
    255        NYS (SONYMA) Mortgage, JJ                                    0.000   10/01/06       10/01/99(b)             126,965
     20        NYS (SONYMA) Mortgage, KK                                    7.050   10/01/99       02/07/98(c)              21,648
    100        NYS (SONYMA) Mortgage, MM-1                                  7.100   10/01/97              --               104,349
     30        NYS (SONYMA) Mortgage, MM-1                                  7.200   10/01/98              --                32,050
    100        NYS (SONYMA) Mortgage, MM-1                                  7.700   10/01/04       02/04/01(b)             114,382
     50        NYS (SONYMA) Mortgage, MM-1                                  7.750   04/01/02       02/04/01(b)              57,059
     10        NYS (SONYMA) Mortgage, MM-2                                  7.550   04/01/02       10/01/00(b)              11,336
     25        NYS (SONYMA) Mortgage, NN                                    7.100   04/01/00       01/01/00(b)              27,648
     30        NYS (SONYMA) Mortgage, QQ                                    7.700   10/01/12       04/01/00(b)              32,003
     25        NYS (SONYMA) Mortgage, RR                                    7.700   10/01/10       10/01/00(b)              26,346
     25        NYS (SONYMA) Mortgage, TT                                    6.850   10/01/01              --                27,705
     20        NYS (SONYMA) Mortgage, TT                                    6.950   04/01/02              --                21,209
     25        NYS (SONYMA) Mortgage, TT                                    7.200   10/01/05       04/01/03(b)              26,799
     25        NYS (SONYMA) Mortgage, UU                                    6.850   10/01/99              --                26,978
     75        NYS (SONYMA) Mortgage, UU                                    6.950   04/01/00              --                82,244
     50        NYS (SONYMA) Mortgage, VV                                    6.300   04/01/97              --                51,150

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$     5        NYS (SONYMA) Mortgage, VV                                    6.400%  04/01/98              --           $     5,202
     40        NYS (SONYMA) Mortgage, VV                                    6.600   04/01/00              --                43,407
     25        NYS (SONYMA) Mortgage, VV                                    6.800   10/01/02              --                28,111
     60        NYS (SONYMA) Mortgage, VV                                    6.900   04/01/03              --                68,696
     50        NYS (SONYMA) Mortgage, VV                                    7.000   04/01/04       10/01/03(b)              52,899
    545        NYS (SONYMA) Mortgage, VV                                    7.250   10/01/07       10/01/01(b)             578,915
     20        Oneida Healthcare Corp.                                      7.100   08/01/11       08/01/01(b)              23,081
     25        Oneida IDA (Metlife Insurance)                               7.250   12/01/97       06/01/96(b)              25,375
 18,500        Onondaga Res Rec                                             6.625   05/01/00       06/19/98(c)          19,234,080
  8,260        Onondaga Res Rec                                             6.875   05/01/06       01/12/04(c)           8,558,103
    750        Orleans IDA (Anchor Bank)                                    7.500   12/01/96       06/01/96(b)             752,093
  1,805        Oswego County (Res Rec)                                      6.500   06/01/04       05/23/03(c)           1,960,735
     50        Port Authority NY/NJ                                         7.700   09/01/05       05/01/96(b)              51,979
    225        Port Authority NY/NJ                                         7.750   12/01/04       02/01/96(b)             230,182
     20        Portchester Community Devel.                                 8.100   08/01/10       10/16/04(c)              23,797
  3,106        Puerto Rico Aqueduct & Sewer                                 7.250   03/21/00       05/04/98(c)           3,198,449
     20        Puerto Rico Electric                                         7.000   07/01/07       07/01/02(b)              21,917
     45        Puerto Rico HFC                                              0.000   04/15/08       09/15/98(b)              19,694
     25        Puerto Rico HFC                                              0.000   10/15/04       09/15/98(b)              14,492
      5        Puerto Rico HFC                                              6.700   04/01/97              --                 5,132
     45        Puerto Rico HFC                                              6.800   10/01/99              --                48,103
     15        Puerto Rico HFC                                              6.900   04/15/98              --                15,752
     20        Puerto Rico HFC                                              7.000   04/15/99              --                21,406
     40        Puerto Rico HFC                                              7.000   04/01/00              --                43,406
     10        Puerto Rico HFC                                              7.100   04/01/02       04/01/00(b)              10,969
     15        Puerto Rico HFC                                              7.100   10/15/00       10/01/98(b)              16,154
     65        Puerto Rico HFC                                              7.300   04/01/06       04/01/00(b)              69,869
     30        Puerto Rico HFC                                              7.400   04/01/07       04/01/00(b)              33,012
     20        Puerto Rico HFC                                              7.450   10/15/09       09/27/00(b)              21,876
     60        Puerto Rico HFC                                              7.500   10/01/15       04/01/02(b)              65,457
    250        Puerto Rico HFC                                              8.250   06/01/11       06/01/97(b)             253,520
    790        Puerto Rico IME (Amer. Cyanamid)                             8.750   05/01/13       05/01/96(b)             808,849
     10        Puerto Rico IME (Baxter Travenol)                            8.000   09/01/12       09/01/98(b)              11,085
  1,770        Puerto Rico IME (C.R. Bard)                                 11.750   07/01/01       07/01/96(b)           1,835,614
     15        Puerto Rico IME (Dr. Pila Hospital)                          7.700   08/01/08       08/01/98(a)              16,559
  1,050        Puerto Rico IME (Dr. Pila Hospital)                          7.850   08/01/28       08/01/98(a)           1,167,380
    605        Puerto Rico IME (Squibb)                                     6.500   07/01/04       12/13/00(c)             609,538
     65        Puerto Rico PCR                                              8.000   01/01/03       07/01/96(b)              66,300
    140        Puerto Rico Port Auth.                                       7.300   07/01/07       07/01/96(b)             142,800
     20        Puerto Rico Urban Renewal                                    0.000   10/01/97              --                18,208
    105        Puerto Rico Urban Renewal                                    7.875   10/01/04       10/01/99(b)             116,304
     35        Radisson Senior Citizens Hsg.                               12.000   11/01/11       11/01/97(b)              40,001
     50        Rensselaer Hsg. Auth. (Renwyck)                              7.650   01/01/11       01/01/03(b)              57,698
     25        Riverhead Hsg. Devel.                                        8.250   08/01/10       08/01/96(b)              26,250
  3,275        Rochester Hsg. Auth. (Crossroads)                            7.300   07/01/05       07/14/01(c)           3,609,967
     95        Rochester Hsg. Auth. (Stonewood)                             5.900   09/01/09       02/04/04(c)              95,739
    855        Rockland IDA (DC)                                            7.000   03/01/03       01/10/00(c)             904,145
     90        San Juan Puerto Rico GO                                      8.200   07/01/96              --                90,900
     50        San Juan Puerto Rico GO                                      8.200   07/01/96              --                51,000
    345        Saratoga IDA (ARC)                                           7.250   03/01/01       11/05/98(c)             354,950
    250        Saratoga IDA (City Center)                                  10.000   10/01/08       10/01/99(b)             289,593
  2,290        Saratoga IDA (Saratoga Sheraton)                             6.750   12/31/07       02/12/02(c)           2,344,868
     50        Schodack IDA (Hamilton Printing)                             7.600   07/01/00              --                57,580
     50        Steuben IDA (Corning Glass)                                  7.625   07/01/99       07/01/96(b)              51,000
    240        Steuben IDA (Corning Glass)                                  9.000   11/01/04       11/01/97(b)             244,800
     20        St. Casimer's Elderly Hsg.                                   7.000   09/01/98              --                20,500

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$   840        St. Casimer's Elderly Hsg.                                   7.375%  09/01/10       03/01/96(b)         $   879,010
     30        St. Lawrence IDA (Res Rec)                                   8.250   01/01/02       01/01/99(b)              32,625
     10        St. Lawrence IDA (Solid Waste)                               7.600   01/01/97              --                10,205
     10        St. Lawrence IDA (Solid Waste)                               8.300   01/01/99              --                10,791
      5        Suffolk County GO                                            6.000   09/15/97              --                 5,148
     10        Suffolk County GO                                            6.400   02/01/00              --                10,100
    210        Suffolk IDA (ADP)                                            7.750   04/01/18       04/01/96(b)             215,775
    195        Suffolk IDA (Fil-Coil)                                       8.000   12/01/05       12/29/01(c)             197,761
     20        Suffolk IDA (Marbar)                                         8.150   03/01/04       03/01/96(b)              20,702
     85        Suffolk IDA (OPWC)                                           7.000   11/01/02       02/23/00(c)              94,428
    570        Suffolk IDA (Printing Assoc.)                                7.438(v)01/01/01       12/28/98(c)             575,700
  1,530        Suffolk IDA (Rimland Facilities)                             6.563(v)12/01/04       05/04/01(c)           1,530,000
  2,450        Sunnybrook Elderly Hsg. Corp.                               11.250   12/01/14       04/01/96(b)           2,595,457
    200        Syracuse IDA (Genesee St.)                                   6.388(v)12/01/98       07/16/97(c)             204,000
  1,010        Syracuse IDA (Rockwest Center)                               7.000   12/01/05       06/12/02(c)           1,015,010
    505        Syracuse IDA (Rockwest Center)                               7.250   06/01/03       04/18/00(c)             548,940
  1,240        Syracuse IDA (St. Joseph's Hospital)                         7.250   06/01/01       07/22/99(c)           1,332,318
    195        Tomkins IDA (Kendall at Ithaca)                              7.875   06/01/15       06/01/05(b)             200,920
    415        Troy IDA (City of Troy)                                      7.000   03/15/96              --               416,033
    915        Troy IDA (City of Troy)                                      7.250   03/15/98       09/20/97(c)             940,519
  1,055        Troy IDA (City of Troy)                                      7.500   03/15/00       09/20/99(c)           1,093,560
  1,225        Troy IDA (City of Troy)                                      7.600   03/15/02       09/20/01(c)           1,261,934
     90        Tupper Lake Housing Devel.                                   8.125   10/01/10       03/15/02(b)              94,500
  1,010        Ulster County Res Rec                                        5.500   03/01/02              --             1,015,686
  1,080        Ulster County Res Rec                                        5.500   03/01/03              --             1,078,639
  1,190        Union Elderly Hsg.                                          10.000   04/01/13       04/01/96(b)           1,225,700
     15        Union Elderly Hsg.                                          10.750   04/01/96              --                15,300
      5        Union Elderly Hsg.                                          11.000   04/01/00       04/01/96(b)               5,200
    605        Union Hsg. (Methodist Homes)                                 6.800   11/01/04       05/29/01(c)             636,648
     80        Union Hsg. (Methodist Homes)                                 7.700   04/01/96              --                80,554
     90        Union Hsg. (Methodist Homes)                                 7.800   04/01/97              --                92,894
     95        Union Hsg. (Methodist Homes)                                 7.900   04/01/98              --               100,251
    720        University of V. I.                                          6.500   10/01/99       04/26/98(c)             735,732
    100        Utica GO                                                     5.900   12/01/02              --               107,090
    580        Utica GO                                                     6.000   01/15/06              --               570,552
    560        Utica GO                                                     6.250   01/15/07              --               559,093
     15        Utica GO                                                     7.900   01/15/05       01/15/96(a)              15,375
     15        Utica GO                                                     7.900   01/15/02       01/15/96(a)              15,375
      5        Utica GO                                                     7.900   01/15/00       01/15/96(a)               5,100
     10        Utica Hsg. Corp. (Brookhaven)                                0.000   07/01/99              --                 7,507
     10        Utica Senior Citizen Hsg.                                    0.000   01/01/97              --                 9,237
     35        Utica Senior Citizen Hsg.                                    0.000   01/01/98              --                29,818
     25        Utica Senior Citizen Hsg.                                    0.000   01/01/02              --                15,473
    100        Utica Senior Citizen Hsg.                                    0.000   01/01/99              --                79,109
  1,980        Utica Senior Citizen Hsg.                                   10.230   07/01/22       07/01/97(b)           2,189,964
     15        Valley Health & Devel.                                       7.850   02/01/02       08/13/98(c)              17,732
  1,975        V. I. Port Auth. (Marine Division)                           7.400   11/01/99       11/01/96(b)           1,999,846
  1,570        V. I. Port Auth. (Marine Division)                           7.550   11/01/99       11/01/96(b)           1,590,018
  1,580        V. I. Airport                                                7.875   10/01/97       04/18/97(c)           1,673,820
 16,245        V. I. Airport                                                8.100   10/01/05       10/01/98(b)          17,586,837
     15        V. I. HFA                                                    7.550   06/01/03       12/01/98(b)              17,280
    260        V. I. Highway                                                7.650   10/01/99              --               288,998
    990        V. I. Public Finance Auth.                                   6.500   10/01/99       05/03/98(c)           1,034,322
    665        V. I. Public Finance Auth.                                   6.625   10/01/99       05/03/98(c)             697,578
  1,500        V. I. Public Finance Auth.                                   6.800   10/01/00              --             1,591,785
    200        V. I. Public Finance Auth.                                   7.700   10/01/04       10/01/99(b)             221,074

Limited Term New York Municipal Fund
Portfolio of Investments
December 31, 1995

                                                                                                    Effective
Face Amount                                                                                         Maturity
(000) Omitted                   Description                                Coupon   Maturity          Date*            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$ 2,455        V. I. Water & Power                                          7.200%  01/01/02       09/22/99(c)         $ 2,599,182
  4,200        V. I. Water & Power                                          7.400   07/01/11       07/01/01(b)           4,571,070
 17,500        V. I. Water & Power                                          8.500   01/01/10       01/01/98(b)          19,265,925
    830        V. I. (GO/HUGO)                                              7.750   10/01/06       10/01/01(b)             912,577
     45        Wayne IDA (Hauser Machine)                                   7.700   12/01/09              --                48,693
    475        Westchester IDA (BAH)                                        7.250   12/01/09       12/15/04(c)             492,271
  1,000        Westchester IDA (JBFS)                                       6.500   12/15/02       12/15/01(d)           1,045,990
     30        Yonkers IDA (Waldbaum)                                       9.250   03/01/98       03/01/96(b)              30,720
                                                                                                                     -------------

  Total municipal bond investments (cost $556,737,707) - 98.3%                                                       $ 573,913,437

  Other assets and liabilities (net) - 1.7%                                                                             10,038,123
                                                                                                                     -------------

  Net assets at market - 100.0%                                                                                      $ 583,951,560
                                                                                                                     =============


* Call Date, Put Date or Average Life of Sinking Fund if applicable as detailed:

     (a) Date of prerefunded call.

     (b) Optional call date; corresponds to the most conservative yield calculation.

     (c) Average life because of mandatory (sinking fund) principal payments prior to maturity.

     (d)  Date of mandatory put.

     (e)  Date of conversion.

  (v)  Variable rate security that fluctuates as a percentage of prime rate.

  (+)  Security will convert to a fixed coupon at a date prior to maturity.


                 See accompanying notes to financial statements.

                                     Limited Term New York Municipal Fund - December 31, 1995

====================================================================================================================================

Portfolio Abbreviations                                      Industry Concentrations
                                                             The Fund had the following concentrations at December 31, 1995
To simplify the listings of the Limited Term New York        (as a percentage of total investments):
Municipal Fund's holdings in the Portfolio of
Investments, we have abbreviated the descriptions of                                                         # of             % of
many of the securities per the table below:                                                                 Issuers        Portfolio
                                                                                                            -------      -----------
ACLDD         Adults and Children with Learning              Resource Recovery, Pollution Control Revenue        9           20.9%
                and Developmental Disabilities               Municipal Tax Obligations (GO)                     12           15.4%
ARC           Association of Retarded Citizens               Health Care                                        65           14.2%
BAH           Beth Abraham Hospital                          Transportation                                     13            6.4%
BOCES         Board of Cooperative Educational               Housing, Single-Family                             36            6.2%
                Services                                     Housing, Multi-Family                              54            6.2%
CNR           College of New Rochelle                        Government and Public Facilities                   23            5.5%
COP           Certificate of Participation                   Electric and Gas Utilities                         10            5.5%
CSD           Central School District                        NonProfit, Higher Education                        19            5.4%
DC            Dominican College                              Water and Telephone Utilities                       8            4.7%
ECC           Erie Community College                         NonProfit, Other                                   17            3.0%
E,E&T         Ear, Eye and Throat                            Private Lease Revenue                              13            1.9%
EPG           Elmhurst Parking Garage                        Service Companies                                  16            1.8%
ERDA          Energy Research and                            Manufacturing, Non-Durable Goods                    6            1.7%
                Development Authority                        Manufacturing, Durable Goods                       21            1.2%
GO            General Obligation                                                                                        ----------
HDC           Housing Development Corporation                Total                                                          100.0%
HELP          Homeless Economic Loan Program                                                                            ==========
HFA           Housing Finance Agency                         =======================================================================
HFC           Housing Finance Corporation
H&N           Hospital and Nursing                           Asset Composition Table
IDA           Industrial Development Authority               December 31, 1995 (Unaudited)
IME           Industrial Medical and Environmental                         Percentage
JBFS          Jewish Board of Family Services                Rating      of Investments
LILCO         Long Island Lighting Corporation               --------------------------
MTA           Metropolitan Transit Authority                 AAA                   3.2%
OCC           Onondaga Convention Center                     AA                   10.0%
OPWC          Ocean Park Water Corporation                   A                    44.8%
PCP           Pooled Capital Program                         BBB                  37.4%
PCR           Pollution Control Revenue                      BB                    0.7%
Res Rec       Resource Recovery Facility                     B                     0.0%
RSP           Riverbank State Park                           CCC                   0.0%
SONYMA        State of New York Mortgage Agency              CC                    0.0%
SWMA          Solid Waste Management Authority               C                     0.0%
UCP           United Cerebral Palsy                          Not rated             3.9%
UDC           Urban Development Corporation                                -----------
V.I.          United States Virgin Islands                   Total               100.0%
WWH           Wyandach/Wheatley Heights                                    ===========

                                                             ALL bonds are current with their debt service requirements. All unrated bonds are backed by mortgage liens and guarantees by the issuer. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Investment Policy Committee of the Board of Trustees, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Investment Policy Committee, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade are included in the "Not
                                                             Rated" category. For further information see "Credit Quality" in the
                                                             Prospectus.




                                            Limited Term New York Municipal Fund


====================================================================================================================================

                                      Statement of Assets and Liabilities - December 31, 1995

Assets                                                   Represented by
 Investments at market                                    Paid in capital                                              $576,865,610
  (Cost $556,737,707)                    $573,913,437     Undistributed net investment income                                23,004
 Cash and cash equivalents                      9,343     Accumulated net realized loss on
 Interest receivable                       10,616,097      investment transactions                                      (10,112,784)
 Receivable for capital                                   Net unrealized appreciation
  shares sold                               2,296,206      of investments                                                17,175,730
 Receivable for                                                                                                       -------------
  investments sold                          3,747,531     Total - Representing net assets
 Organizational costs                           7,083      applicable to capital shares outstanding                    $583,951,560
 Other assets                                  39,801                                                                 =============
                                        -------------
  Total assets                            590,629,498    Computation of net asset value and offering price
                                        -------------      Class A Shares:
                                                            Net asset value and redemption price per share
Liabilities                                                  ($567,536,530 divided by 173,104,221 shares)                     $3.28
 Payable for investments purchased             64,918                                                                 =============
 Payable for capital shares
  repurchased                               1,827,949       Offering price per share (100/98 of $3.28)*                       $3.35
 Demand note payable to Bank                                                                                          =============
 (Interest rate 6.50% at 12/31/95)          4,660,000      Class B Shares:
                                                            Net asset value, redemption price and offering price per
 Other liabilities                            125,071        share ($16,415,030 divided by 4,999,577 shares)+                 $3.28
                                        -------------                                                                 =============
  Total liabilities                         6,677,938
                                        -------------

Net Assets                               $583,951,560       *   On single retail sales of less than $100,000. On sales of $100,000
                                        =============           or more and on group sales the offering price is reduced.

                                                            +   Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



================================================================================


Statement of Operations
Year Ended December 31, 1995

Investment Income:
 Interest                                                          $ 33,382,364
                                                                   ------------
Expenses:
 Management fees                                                      2,282,690
 Distribution fees - Class A                                          1,303,084
 Distribution fees - Class B                                             41,927
 Shareholder servicing agent fees - Class A                             288,420
 Shareholder servicing agent fees - Class B                               3,858
 Accounting and auditing                                                186,954
 Shareholder communications                                              87,460
 Custodian fees                                                          72,055
 Trustees' fees                                                          34,850
 Registration fees                                                       32,219
 Legal fees                                                              27,757
 Organizational expense                                                  10,000
 Miscellaneous                                                           39,965
 Interest                                                               339,342
                                                                   ------------
  Total expenses                                                      4,750,581
  Expenses paid indirectly (Note 4)                                     (46,771)
                                                                   ------------
  Net expenses                                                        4,703,810
                                                                   ------------
Net investment income                                                28,678,554
                                                                   ------------
Realized and unrealized
 gain (loss) on investments:
  Net realized loss on investments                                   (2,258,016)
  Net increase  in unrealized
    appreciation of investments                                      22,706,855
                                                                   ------------
Net gain on investments                                              20,448,839
                                                                   ------------
Net increase in net assets
 resulting from operations                                         $ 49,127,393
                                                                   ============

================================================================================

Statement of Changes in Net Assets
Year Ended December 31,                             1995               1994
                                                    ----               ----
Increase in net assets -
Operations:
  Net investment income                        $  28,678,554      $  25,050,473
  Net realized loss
    from security transactions                    (2,258,016)        (7,321,925)
  Increase (decrease) in unrealized
    appreciation                                  22,706,855        (20,760,177)
                                               -------------      -------------
  Increase (decrease) in net assets
    resulting from operations                     49,127,393         (3,031,629)
                                               -------------      -------------

Distributions to shareholders from:
  Net investment income - Class A                (28,615,850)       (24,794,117)
  Net investment income - Class B                   (276,083)              --
                                               -------------      -------------
   Total distributions to shareholders           (28,891,933)       (24,794,117)
                                               -------------      -------------

Fund share transactions:
   Increase in net assets derived from
    Fund share transactions (Note 5)              67,264,518         66,416,986
                                               -------------      -------------


Increase in net assets                            87,499,978         38,591,240
Net assets:
Beginning of year                                496,451,582        457,860,342
                                               -------------      -------------
End of year (including undistributed
  net investment income of $23,004 -
  1995 and $236,382 - 1994)                    $ 583,951,560      $ 496,451,582
                                               =============      =============




                 See accompanying notes to financial statements.

Limited Term New York Municipal Fund
Financial Highlights
(For a share outstanding throughout each period)

                                                                             Class A                                 Class B

                                               -------------------------------------------------------------------------------------

                                                                                                   Period ended     Period ended
                                                             Year ended December 31,                December 31,    December 31,
                                                 1995          1994         1993         1992         1991(a)         1995(b)
                                              --------        --------     --------     --------       -------        -------
Net asset value, beginning of period             $3.15           $3.33        $3.18        $3.07         $3.00          $3.21
                                              --------        --------     --------     --------       -------        -------
  Income from investment operations:

    Net investment income                         0.18            0.16         0.17         0.18(e)       0.05           0.11
    Net realized and unrealized gain
      (loss) on investments                       0.13           (0.18)        0.15         0.11          0.07           0.07
                                              --------        --------     --------     --------       -------        -------

      Total from investment operations            0.31           (0.02)        0.32         0.29          0.12           0.18
                                              --------        --------     --------     --------       -------        -------
  Less distributions to shareholders from:

     Net investment income                       (0.18)          (0.16)       (0.17)       (0.18)        (0.05)         (0.11)
                                              --------        --------     --------     --------       -------        -------
       Total distributions                       (0.18)          (0.16)       (0.17)       (0.18)        (0.05)         (0.11)
                                              --------        --------     --------     --------       -------        -------
Net asset value, end of period                   $3.28           $3.15        $3.33        $3.18         $3.07          $3.28
                                              ========        ========     ========     ========       =======        =======

Total return (excludes sales load)               10.01%          (0.60%)      10.06%        9.45%        17.47%(d)       8.48%(d)

Ratios/supplemental data:
  Net assets, end of period
   (000 omitted)                              $567,537        $496,452     $457,860     $150,096       $18,659        $16,415
  Ratio of total expenses to
    average net assets                            0.90%(f)        0.89%        0.89%        0.83%(e)      0.83%(d)        .90%(d)(f)
  Ratio of total expenses (excluding
    interest) to average net assets (c)           0.84%(f)        0.84%        0.86%        0.78%(e)      0.74%(d)        .85%(d)(f)
  Ratio of net investment income to
    average net assets                            5.44%           5.12%        4.94%        5.33%(e)      5.22%(d)       5.21%(d)
  Portfolio turnover rate                        22.34%          34.58%       17.08%       59.87%         1.42%         22.34%

------------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on September 18, 1991.
(b)  For the period from May 1, 1995 (inception of offering) to December 31,
     1995.
(c) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated by bonds purchased with borrowed funds.
(d)  Annualized.
(e) Net of fees waived or reimbursed by Fielding Management Company, Inc., the Fund's previous investment adviser, and Rochester Fund Services, Inc., which amounted to $0.01 per share. Without reimbursement, the ratios would have been 1.14%, 1.09%, and 5.02%, respectively.

(f) Effective in 1995, the ratios do not include reductions from custodian fee offset arrangements. The 1995 ratio of total expenses and the ratio of total expenses (excluding interest) to average net assets are 0.89% and 0.83%, respectively, for Class A Shares and 0.89% and 0.84%, respectively, for Class B Shares after including this reduction. See Note 4.

Limited Term New York Municipal Fund
Notes to Financial Statements
December 31, 1995

Note 1. Significant Accounting Policies:

The Limited Term New York Municipal Fund (the "Fund") is a series of Rochester Portfolio Series which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average effective maturity of five years or less.


The Fund offers both Class A and Class B Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B Shares will automatically convert to Class A Shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:


Security valuation and transactions. Investments are valued at market value using information available from an approved pricing service, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities. Security transactions are accounted for on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

Securities purchased on a when issued basis. The Fund may purchase portfolio securities on a when issued or delayed delivery basis. These securities have been registered by a municipality or government agency, but have not been issued to the public. The Fund may contract to purchase these securities in advance of issuance. Delivery of the security and payment therefor may take place a month or more after the date of the transaction. At the time of purchase, the Fund sets aside sufficient investment securities as collateral to meet such purchase commitments. Such securities are subject to market fluctuations during this period. The current value of these securities is determined in the same manner as for other portfolio securities.

Allocation of income, expenses and gains and losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


Distributions to shareholders. Income distributions are declared and recorded separately for Class A and Class B Shares each day based on the projected net investment income for a period, usually one month, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of wash sales. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Federal income taxes. During any particular year, the Fund is required to distribute certain minimum amounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. Therefore, the Fund is not required to record a liability for either federal income or excise tax.

Deferred organizational expenses. The Fund was organized under the laws of Massachusetts in September, 1991. Deferred organizational expenses in the amount of $50,000 are being amortized on a straight-line basis over a five year period ending September, 1996.

Concentration in New York issuers. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Other. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Management Fee and Other Transactions with Affiliated Parties:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director and controlling shareholder of Rochester Fund Distributors, Inc. ("RFD"), the Fund's principal underwriter and an officer, director and controlling shareholder of Rochester Fund Services, Inc. ("RFS"), the Fund's shareholder servicing, accounting and pricing agent. The Fund's investment adviser is Rochester Capital Advisors, L.P. ("RCA, L.P."). RCA, L.P. is managed by Rochester Capital Advisors, Inc. ("RCA"), which serves as the general partner of RCA, L.P. Mr. Fielding is President, director and controlling shareholder of RCA. See Note 6.

The management fee payable to RCA, L.P. is based on an annual rate of .50% of average daily net assets up to $100 million, .45% of average daily net assets on the next $150 million, .40% of average daily net assets in excess of $250 million but less than $2 billion, and .39% of average daily net assets in excess of $2 billion. For the year ended December 31, 1995, RCA, L.P. received fees of $2,282,690 for management and investment advisory services.


The Fund has adopted a distribution plan with respect to its Class A Shares (the "Class A Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay up to .25% per annum of its relative net assets attributable to Class A Shares as a service fee in connection with the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid distribution fees on the Class A Plan of $1,303,084 to RFD. From this amount, RFD made service fee payments of $1,177,599 to broker dealers and financial institutions.

The Fund has adopted a separate distribution plan with respect to its Class B Shares (the "Class B Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .75% per annum of its relative net assets attributable to Class B Shares for certain sales related distribution expenses and a service fee of up to .25% per annum of relative net assets attributable to Class B Shares for expenses incurred in connection with the maintenance of shareholder accounts. Currently, the Board of Trustees has limited the payment of the asset based sales charge to .50% per annum of relative net assets. For the year ended December 31, 1995, the Fund paid distribution fees on the Class B Plan of $41,927 to RFD.

For the year ended December 31, 1995, RFD, acting as underwriter, received $217,615 as its portion of the sales charge from the sale of Class A Shares of the Fund. Class B Shares are sold without an initial sales charge; however, RFD pays a sales commission of 2% (including a prepaid service fee of .25%) to dealers who sell Class B Shares. A contingent deferred sales charge is imposed on Class B Shares redemptions within four years of purchase. During 1995, RFD received contingent deferred sales charges of $6,001 from redemptions of Class B Shares.

The shareholder servicing agent fee charged by RFS to the Fund is based on an annual maintenance fee of $24.12 for each Class A shareholder account and $26.02 for each Class B shareholder account. For the year ended December 31, 1995, RFS received $288,420 and $3,858 in shareholder servicing agent fees for Class A and Class B Shares, respectively. During 1995, the Fund was charged $161,850 by RFS for pricing and accounting services.


Note 3. Portfolio Information:

Purchases at cost and proceeds from sales of investment securities for the year ended December 31, 1995 were $173,641,785 and $116,500,489, respectively.

During 1995, 13.71% of interest income was derived from investments in U.S. territories which are exempt from federal, all states and New York City income taxes.

The aggregate gross unrealized appreciation, depreciation, and net unrealized appreciation of investment securities based on cost of securities for federal income tax purposes, were $17,402,013, $270,823 and $17,131,190, respectively. The aggregate tax cost of investments owned as of December 31, 1995 was $556,782,247.

At December 31, 1995, capital loss carryovers available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

        Year of Expiration                        Capital Loss Carryover
        ------------------                        ----------------------
               1999                                    $     3,000
               2000                                        167,000
               2001                                        353,600
               2002                                      7,294,000
               2003                                      2,250,700
                                                       -----------
                                                       $10,068,300
                                                       ===========


The availability of these loss carryovers may be limited in a given year but will be used to the extent possible to offset any future realized gains.

Note 4. Bank Borrowings and Expense Offset Arrangements:

The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with other funds managed by RCA, L.P. or an affiliate of RCA, L.P., in an unsecured line of credit with a bank which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus .75%. Borrowings are payable on demand.

The Fund had borrowings of $4,660,000 outstanding at December 31, 1995. For the year ended December 31, 1995, the average monthly loan balance was $4,344,747 at a weighted average interest rate of 7.521%. The maximum amount of borrowings outstanding at any month-end was $12,000,000.

The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 1995, custodian fee offset arrangements reduced expenses by $46,771.

Note 5. Shares of Beneficial Interest:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in Fund shares were as follows:


Class A:
Year ended December 31,                                             1995                                       1994
                                                                    ----                                       ----
                                                         Shares              Amount                 Shares                Amount
                                                         ------              ------                 ------                ------
Shares sold                                            41,287,431         $ 133,924,167            51,295,766         $ 166,022,617
Shares issued on reinvestment
 of distributions                                       5,901,142            19,071,036             5,032,266            16,164,567
Shares repurchased                                    (31,589,856)         (101,861,389)          (36,116,865)         (115,770,198)
                                                    -------------         -------------         -------------         -------------
Net increase in
 shares outstanding                                    15,598,717         $  51,133,814            20,211,167         $  66,416,986
                                                    =============         =============         =============         =============

--------------------------------------------------------------------------------

Class B:                                                 Period May 1-
                                                      December 31, 1995
                                                      -----------------

                                                   Shares             Amount
                                                   ------             ------

Shares sold                                       5,028,893        $ 16,226,929
Shares issued on reinvestment
 of distributions                                    50,215             163,547
Shares repurchased                                  (79,531)           (259,772)
                                               ------------        ------------
Net increase
 in shares outstanding                            4,999,577        $ 16,130,704
                                               ============        ============


Note 6. Subsequent Event:

On January 4, 1996, RCA, L.P. (the Fund's investment adviser), RFD (the Fund's principal underwriter) and RFS (the Fund's shareholder servicing, accounting and pricing agent) consummated a transaction with OppenheimerFunds, Inc. ("OFI"), which resulted in the sale to OFI of certain assets of RCA, L.P., RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds". This transaction received approval by the Fund's shareholders on December 20, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Limited Term New York Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited Term New York Municipal Fund (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/  Price Waterhouse LLP


Price Waterhouse LLP
Rochester, New York
January 30, 1996

                                   APPENDIX A

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

STANDARD & POOR'S RATING GROUP
A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligator with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II. Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

Long-Term Municipal Bonds

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                      -A1-

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-D Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investors should exercise his own judgement with respect to such likelihood and risk.

Short-Term Tax-Exempt Notes

Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal interest.

SP-3     Speculative capacity to pay principal and interest.

Tax-Exempt Commercial Paper

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1,

                                      -A2-

         2, and 3 to indicate the relative degree of safety. These issues determined to posses overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C & D These ratings indicate that the issue is either in default or expected to be in default upon maturity.

MOODY'S INVESTORS SERVICE, INC.

A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Long-Term Municipal Bonds
Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the one-term risks appear somewhat larger than the Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market fluctuations.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a

                                      -A3-
         susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable or over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba-C Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

Short-Term Tax-Exempt Notes

The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality... but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

                                      -A4-

Tax-Exempt Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime 1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE, INC.
A brief description of the applicable Fitch Investors Service rating symbols and their meanings follow:

Long Term Municipal Bonds

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA   Bonds considered to be investment grade and of very high quality. "The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bond rating "AAA".

A    Bonds considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-C BB bonds are considered speculative. The obligor's ability to pay interest and repay principal

                                      -A5-
may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying debt service requirements. B bonds are considered highly speculative. While debt service payments are currently being met, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety. CCC bonds have certain identifiable characteristics which, if not remedied, may lead to default; CC bonds are minimally protected and default in payment of interest and/or principal seems probable over time;
C bonds are in imminent default in payment of interest or principal.

DDD   Bonds rated DDD, DD, D are in default on interest and/or principal payments. Such bonds are extremely speculative. "DDD" represents the highest probability for recovery on these bonds, "D" represents the lowest probability for recovery

Plus (+) Minus(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs are not used in the "AAA", "DDD", "DD", or "D" categories.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                                      -A6-